                                                                    Exhibit 4.1

================================================================================



                                   AVAYA INC.

                                       AND

                              THE BANK OF NEW YORK

                                     TRUSTEE

                  --------------------------------------------



                                    INDENTURE

                           DATED AS OF [        ], 2001


                  --------------------------------------------




                                 DEBT SECURITIES



================================================================================

         Reconciliation and tie between Indenture dated as of [ ], 2001 and the Trust Indenture Act of 1939. This reconciliation section does not constitute part of the Indenture.

TRUST INDENTURE ACT                                             INDENTURE
OF 1939 SECTION                                                 SECTION
-------------------                                             ---------
310(a)(1)..............................................         7.10
   (a)(2)..............................................         7.10
   (a)(3)..............................................         Inapplicable
   (a)(4)..............................................         Inapplicable
   (b).................................................         7.08; 7.10
   (c).................................................         Inapplicable
311(a).................................................         7.11
   (b).................................................         7.11
   (c).................................................         Inapplicable
312(a).................................................         2.07
   (b).................................................         10.03
   (c).................................................         10.03
313(a).................................................         7.06
   (b)(1)..............................................         Inapplicable
   (b)(2)..............................................         7.06
   (c).................................................         10.02
   (d).................................................         7.06
314(a).................................................         4.02; 10.02
   (b).................................................         Inapplicable
   (c)(1)..............................................         10.04
   (c)(2)..............................................         10.04
   (c)(3)..............................................         Inapplicable
   (d).................................................         Inapplicable
   (e).................................................         10.05
   (f).................................................         Inapplicable
315(a).................................................         7.01(b)
   (b).................................................         7.05; 10.02
   (c).................................................         7.01(a)
   (d).................................................         7.01(c)
   (e).................................................         6.07
316(a) (last sentence).................................         10.10
   (a) (1).............................................         6.06
   (a) (2).............................................         Inapplicable
   (b).................................................         6.04
317(a).................................................         6.02
   (b).................................................         2.06
318(a).................................................         10.01

                               TABLE OF CONTENTS*

PARTIES.....................................................................................1
RECITALS OF THE COMPANY:
Purpose of Indenture........................................................................1
Compliance with Legal Requirements..........................................................1
Purpose of and Consideration for Indenture..................................................1

ARTICLE 1.
DEFINITIONS AND INCORPORATION BY REFERENCE.

Section 1.01.Definitions....................................................................1
Affiliate...................................................................................1
Agent.......................................................................................1
Authorized Newspaper........................................................................1
Board of Directors..........................................................................1
Board Resolution............................................................................1
Capitalized Leases..........................................................................1
Company.....................................................................................1
Company Order...............................................................................1
Consolidated Net Tangible Assets............................................................1
Corporation.................................................................................2
Default.....................................................................................2
Depositary..................................................................................2
Funded Debt.................................................................................2
Global Security.............................................................................2
Holder or Securityholder....................................................................2
Indebtedness................................................................................2
Indenture...................................................................................2
Lien........................................................................................2
Officer.....................................................................................3
Officers' Certificate.......................................................................3
Opinion of Counsel..........................................................................3
Original Issue Discount Security............................................................3
Person or person............................................................................3
Principal...................................................................................3
Principal Property..........................................................................3
Registered Security.........................................................................4
Responsible Officer.........................................................................4
Restricted Securities.......................................................................4
Restricted Subsidiary.......................................................................4
Sale and Leaseback Transaction..............................................................4
SEC.........................................................................................4
Secured Indebtedness........................................................................4
Series or Series of Securities..............................................................6
Securities..................................................................................6
Subsidiary..................................................................................6
TIA.........................................................................................6

------------

*The Table of Contents is not part of the Indenture.


                                       -i-

ARTICLE 1. (Continued)
Trust Indenture Act of 1939.................................................................6
Trustee.....................................................................................6
U.S. Government Obligations.................................................................6
U.S. Person.................................................................................7
Unregistered Security.......................................................................7
Voting Shares...............................................................................7
Yield to Maturity...........................................................................7
Section 1.02. Other Definitions.............................................................7
Section 1.03. Incorporation by Reference of Trust Indenture Act.............................7
Section 1.04. Rules of Construction.........................................................8

ARTICLE 2.
THE SECURITIES.

Section 2.01. Issuable in Series............................................................8
Section 2.02. Establishment of Terms and Form of Series of Securities.......................8
Section 2.03. Execution, Authentication and Delivery.......................................10
Section 2.04. Registrar and Paying Agent...................................................12
Section 2.05. Payment on Securities........................................................12
Section 2.06. Paying Agent to Hold Money in Trust..........................................13
Section 2.07. Securityholder Lists; Ownership of Securities................................13
Section 2.08. Transfer and Exchange........................................................14
Section 2.09. Replacement Securities.......................................................15
Section 2.10. Outstanding Securities.......................................................15
Section 2.11. Temporary Securities; Global Securities......................................15
Section 2.12. Cancellation.................................................................17
Section 2.13. Defaulted Interest...........................................................17
Section 2.14. CUSIP Numbers................................................................17

ARTICLE 3.
REDEMPTION.

Section 3.01. Notice to Trustee............................................................17
Section 3.02. Selection of Securities to be Redeemed.......................................18
Section 3.03. Notice of Redemption.........................................................18
Section 3.04. Effect of Notice of Redemption...............................................18
Section 3.05. Deposit of Redemption Price..................................................19
Section 3.06. Mandatory and Optional Sinking Funds.........................................19

ARTICLE 4.
COVENANTS.

Section 4.01. Payment of Securities........................................................22
Section 4.02. Reports by the Company.......................................................22
Section 4.03. Limitations on Liens.........................................................23
Section 4.04. Waiver of Covenants..........................................................23
Section 4.05. Calculation of Original Issue Discount.......................................23
Section 4.06. Statement As to Compliance...................................................23

ARTICLE 5.
SUCCESSOR CORPORATION

Section 5.01. Consolidation, Merger, Sale or Conveyance....................................24
Section 5.02. Assumption and Substitution..................................................24


                                      -ii-

ARTICLE 6.
REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS ON EVENT OF DEFAULT.

Section 6.01. Events of Default; Acceleration of Maturity; Waiver of Default...............25
Section 6.02. Collection of Indebtedness by Trustee; Trustee May Prove Debt................27
Section 6.03. Application of Proceeds......................................................29
Section 6.04. Limitation on Suits by Securityholders.......................................29
Section 6.05. Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default......30
Section 6.06. Control by Securityholders; Waiver of Defaults...............................30
Section 6.07. Right of Court to Require Filing of Undertaking to Pay Costs.................31
Section 6.08. Waiver of Usury, Stay or Extension Laws......................................31

ARTICLE 7.
TRUSTEE.

Section 7.01. Duties of Trustee............................................................31
Section 7.02. Rights of Trustee............................................................32
Section 7.03. Individual Rights of Trustee.................................................33
Section 7.04. Trustee Disclaimer...........................................................33
Section 7.05. Notice of Default............................................................33
Section 7.06. Reports by Trustee to Holders................................................34
Section 7.07. Compensation and Indemnity...................................................34
Section 7.08. Replacement of Trustee.......................................................34
Section 7.09. Successor Trustee, Agents by Merger, etc.....................................36
Section 7.10. Eligibility; Disqualification................................................36
Section 7.11. Preferential Collection of Claims Against Company............................36

ARTICLE 8.
SATISFACTION AND DISCHARGE OF INDENTURE; DEFEASANCE; UNCLAIMED
MONEYS.

Section 8.01. Satisfaction and Discharge of Indenture......................................36
Section 8.02. Defeasance upon Deposit of Moneys or U.S. Government Obligations.............37
Section 8.03. Application of Moneys Deposited..............................................38
Section 8.04. Repayment of Moneys Held.....................................................38
Section 8.05. Return of Moneys Unclaimed for Two Years.....................................38
Section 8.06. Indemnity for Government Obligations.........................................39

ARTICLE 9.
AMENDMENTS AND WAIVERS.

Section 9.01. Without Consent of Holders...................................................39
Section 9.02. With Consent of Holders......................................................39
Section 9.03. Compliance with Trust Indenture Act..........................................40
Section 9.04. Revocation and Effect of Consents............................................40
Section 9.05. Notation on or Exchange of Securities........................................40
Section 9.06. Trustee Protected............................................................40

ARTICLE 10.
MISCELLANEOUS.

Section 10.01. Trust Indenture Act Controls................................................41
Section 10.02. Notices.....................................................................41
Section 10.03. Communication by Holders with Other Holders.................................42
Section 10.04. Certificate and Opinion as to Conditions Precedent..........................42
Section 10.05. Statements Required in Certificate or Opinion...............................42
Section 10.06. Legal Holidays..............................................................43


                                      -iii-

Section 10.07. Governing Law...............................................................43
Section 10.08. No Adverse Interpretation of Other Agreements...............................43
Section 10.09. No Recourse Against Others..................................................43
Section 10.10. When Treasury Securities Disregarded........................................43
Section 10.11. Rules by Trustee, Paying Agent, Registrar...................................43
Section 10.12. Execution in Counterparts...................................................43
Section 10.13. Securities in a Foreign Currency............................................43
Section 10.14. Judgment Currency...........................................................44
SIGNATURES AND SEALS.......................................................................45
ACKNOWLEDGMENTS............................................................................46

         INDENTURE dated as of [      ], 2001, between Avaya Inc., a
corporation duly organized and validly existing under the laws of the State of Delaware (the "Company"), and The Bank of New York, as trustee, a New York banking corporation (the "Trustee").

                             RECITALS OF THE COMPANY

         The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness ("Securities") as herein provided.

         All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

         For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed as follows for the equal and ratable benefit of the Holders of the Securities:

                                   ARTICLE 1.

                   DEFINITIONS AND INCORPORATION BY REFERENCE.

SECTION 1.01.  DEFINITIONS.

         "Affiliate" means any person directly or indirectly controlling or controlled by, or under direct or indirect common control with, the Company.

         "Agent" means any Paying Agent or Registrar.

         "Authorized Newspaper" means a newspaper of general circulation, in the official language of the country of publication or in the English language, customarily published on each business day. Whenever successive weekly publications in an Authorized Newspaper are required hereunder they may be made (unless otherwise expressly provided herein) on the same or different days of the week and in the same or different Authorized Newspapers.

         "Board of Directors" means the Board of Directors of the Company or any duly authorized committee thereof.

         "Board Resolution" means a copy of a resolution of the Board of Directors, certified by the Secretary or an Assistant Secretary of the Company to have been adopted by the Board of Directors and to be in full force and effect on the date of the certificate, and delivered to the Trustee.

         "Capitalized Leases" means all leases that have been or should be, in accordance with GAAP, recorded as capitalized leases.

         "Company" means Avaya Inc. until a successor replaces it subject to the provisions of Article 5 and thereafter means the successor.

         "Company Order" means an order signed by two Officers or by any Officer and an Assistant Treasurer or an Assistant Secretary of the Company.

         "Consolidated Net Tangible Assets" means, at any date, the total assets appearing in the most recently prepared consolidated balance sheet of the Company and its consolidated Subsidiaries as of the end of the most recent fiscal quarter of the Company for which such balance sheet is available, prepared in accordance with generally accepted accounting principles, less (a) all current liabilities as shown on such balance sheet and (b) Intangible Assets, provided that, in the case of a balance sheet as of the end of the first, second or third quarterly fiscal periods of the Company, the date of such balance sheet is not more than 135 days prior to the date of determination and, in the case of a balance sheet as of the end of the fourth quarterly fiscal period of the Company, the date of such balance sheet is not more than 180 days prior to the date of determination. "Intangible Assets" means the value (net of any applicable reserves), as shown on or reflected in such balance sheet, of: (i) all trade names, trademarks, licenses, patents, copyrights and goodwill; (ii) organization costs; and (iii) deferred charges (other than prepaid items such as insurance, taxes, interest, commissions, rents and similar items and tangible assets being amortized); but in no event shall the term "Intangible Assets" include product development cost.

         "Corporation" includes corporations and limited liability companies and, except for purposes of Article 5, associations, companies and business trusts.

         "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

         "Depositary" means, (i) with respect to Global Securities of any Series which are offered for sale solely outside of the United States, a common depositary for Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euro-clear System, and Clearstream Banking, S.A., Luxembourg, and (ii) with respect to Global Securities of any Series which are offered for sale in the United States, a clearing agency registered under the Securities Exchange Act of 1934, or any successor thereto, which shall in either case be designated by the Company pursuant to either Section 2.02 or 2.11.

         "Funded Debt" means any Indebtedness maturing by its terms more than one year from the date of the determination thereof, including any Indebtedness renewable or extendible at the option of the obligor to a date later than one year from the date of the determination thereof.

         "Global Security" means, with respect to any Series of Securities issued hereunder, a Security, which may be a Registered Security, or an Unregistered Security, executed by the Company and authenticated and delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction, all in accordance with this Indenture including Section 2.11 and pursuant to a Company Order, and which shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, all of the outstanding Securities of such Series or a portion thereof, in either case having the same terms, including, without limitation, the same issue date, date or dates on which principal is due, interest rate or method of determining interest, and, in the case of Original Issue Discount Securities, which have the same issue price. "Global Security" shall include any temporary global Security and any permanent global Security.

         "Holder" or "Securityholder" means a bearer of an Unregistered Security or of a coupon appertaining thereto or a person in whose name a Registered Security is registered on the Registrar's books.

         "Indebtedness" or "Debt" of any Person means, without duplication,
(a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for installment sale or other deferred purchase price of property or services (other than trade payables incurred in the ordinary course of such Person's business), (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all obligations of such person as lessee under Capitalized Leases, (e) all obligations, contingent or otherwise, of such Person in respect of acceptances, standby letters of credit or similar extensions of credit, (f) all Debt of others referred to in clauses (a) through (e) above or clause (g) below guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such person through an agreement
(1) to pay or purchase such Debt or to advance or supply funds for the payment or purchase of such Debt or (2) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of providing direct or indirect security for such Debt or to assure the holder of such Debt against loss and (g) all Debt referred to in clauses
(a) through (f) above secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien on property (including without limitation, accounts and contract rights) owned by such Person, even through such Person has not assumed or become liable for the payment of such Debt.

         "Indenture" means this Indenture as amended or supplemented from time to time and shall include the forms and terms of particular Series of Securities established as contemplated hereunder.

         "Lien" means any mortgage, pledge, security interest, lien, charge or other encumbrance, but shall not include any of the foregoing types of encumbrances on any property held for sale in the ordinary course of business, inventory and work in progress or that are incidental to the conduct of the business of the Company or any Restricted Subsidiary or the ownership of the property and assets of any of them and that were not incurred in connection with the creation, assumption, incurrence or guarantee of any Indebtedness. Such incidental encumbrances that are to be excluded from the term "Lien" include, without limitation: pledges or deposits made to secure obligations of the Company or a Restricted Subsidiary under workmen's compensation laws or similar legislation; liens imposed by law, such as materialmen's, mechanics', carriers', workmen's, vendors', repairmen's, or other like liens incurred in the ordinary course of business; governmental (federal, state or municipal) liens arising out of contracts for the purchase of products of the Company or a Restricted Subsidiary, and deposits or pledges to obtain the release of any of the foregoing liens; liens created by or resulting from any litigation or legal proceeding that is currently being contested in good faith by appropriate proceedings; leases made or existing on Principal Property entered into in the ordinary course of business by the Company or a Restricted Subsidiary; landlords' liens under leases of Principal Property to which the Company or a Restricted Subsidiary is a party; zoning restrictions, easements, licenses or restrictions on the use of Principal Property or minor irregularities in the title thereto; deposits in connection with bids, tenders, contracts (other than for the payment of money) to which the Company or any Restricted Subsidiary is a party; deposits to secure public or statutory obligations of the Company or any Restricted Subsidiary; deposits in connection with obtaining or maintaining self-insurance or to obtain the benefits of any law, regulation or arrangement pertaining to unemployment insurance, old age pensions, social security or similar matters; deposits of cash or obligations of the United States of America to secure surety, appeal or customs bonds to which the Company or any Restricted Subsidiary is a party; and liens for taxes or assessments or governmental charges or levies not yet due or delinquent, or which can thereafter be paid without penalty, or which are being contested in good faith by appropriate proceedings.

         "Officer" means the Chairman of the Board of Directors, any Vice-Chairman of the Board of Directors, the Chief Executive Officer, the Chief Financial Officer, the President, any Vice-President (whether or not designated by a number or numbers, or a word or words added before or after the title Vice President), the Treasurer, the Secretary or the Controller of the Company.

         "Officers' Certificate" means a certificate signed by two Officers or by any Officer and an Assistant Treasurer or an Assistant Secretary of the Company.

         "Opinion of Counsel" means a written opinion of legal counsel who is reasonably acceptable to the Trustee. The counsel may be an employee of or counsel to the Company or the Trustee.

         "Original Issue Discount Security" means any Security which provides for an amount less than the stated principal amount thereof to be due and payable upon declaration of acceleration of the maturity thereof pursuant to
Section 6.01.

         "Person" or "person" means any individual, Corporation, partnership, joint venture, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Principal" whenever used with reference to the securities or any portion thereof shall be deemed to include "and premium, if any."

         "Principal Property" means any land, land improvements, buildings and associated factory, laboratory and office (excluding all products marketed by the Company or any Subsidiary) constituting a manufacturing facility, development facility, warehouse facility, service facility, office facility or operating facility (including any portion thereof), which facility (a) is owned by the Company or any Restricted Subsidiary, (b) is located within the United States and (c) has an acquisition cost plus capitalized improvements in excess of 2.0% of Consolidated Net Tangible Assets as of the date of such determination, other than (i) any such facility, or portion thereof, which has been financed by obligations issued by or on behalf of a State, a Territory or a possession of the United States, or any political subdivision of any of the foregoing, or the District of Columbia, the interest on which is excludable from gross income of the holders thereof (other than a "substantial user" of such facility or a "related person" as those terms are used in Section 147 of the Internal Revenue code of 1986, as amended (the "Code")) pursuant to the provisions of Section 103 of the Code (or any similar provisions hereafter enacted) as in effect at the time of issuance of such obligations, (ii) any such facility which the Board of Directors may by resolution declare is not of material importance to the Company and the Restricted Subsidiaries taken as a whole and (iii) any such facility, or portion thereof, owned or leased jointly or in common with one or more persons other than the Company and any Subsidiary and in which the interest of the Company and all Subsidiaries does not exceed 50%.

         "Registered Security" means any Security issued hereunder and registered as to principal and interest by the Registrar.

         "Responsible Officer", when used with respect to the Trustee, shall mean any vice- president, any trust officer, any second or assistant vice-president or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with a particular subject.

         "Restricted Securities" means any shares of capital stock or Indebtedness of any Restricted Subsidiary.

         "Restricted Subsidiary" means (a) any Subsidiary (i) which has substantially all its property within the United States of America, (ii) which owns any Principal Property, and (iii) in which the investment of the Company and all other Subsidiaries exceeds 2.0% of Consolidated Net Tangible Assets as of the date of such determination; provided, however, that the term "Restricted Subsidiary" shall not include (A) any Subsidiary (x) primarily engaged in the business of purchasing, holding, collecting, servicing or otherwise dealing in and with installment sales contracts, leases, trust receipts, mortgages, commercial paper or other financing instruments and any collateral or agreements relating thereto, including in the business, individually or through partnerships, of financing (whether through long- or short-term borrowings, pledges, discounts or otherwise) the sales, leasing or other operations of the Company and the Subsidiaries or any of them, or (y) engaged in the business of financing the assets and operations of third parties; provided that notwithstanding (x) and (y) above, such Subsidiary shall be a Restricted Subsidiary if it owns, leases or operates any property which would qualify as Principal Property except as incidental to such financing business; or (B) any Subsidiary acquired or organized after the date of this Indenture for the purpose of acquiring the stock or business or assets of any person other than the Company or any Restricted Subsidiary, whether by merger, consolidation, acquisition of stock or assets or similar transaction analogous in purpose or effect, so long as such Subsidiary does not acquire by merger, consolidation, acquisition of stock or assets or similar transactions analogous in purpose or effect all or any substantial part of the business or assets of the Company or any Restricted Subsidiary; and (b) any other Subsidiary which is hereafter designated by the Board of Directors as a Restricted Subsidiary.

         "Sale and Leaseback Transaction" means any arrangement with any person providing for the leasing by the Company or any Restricted Subsidiary of any Principal Property (whether such Principal Property is now owned or hereafter acquired) that has been or is to be sold or transferred by the Company or such Restricted Subsidiary to such person, other than (a) temporary leases for a term, including renewals at the option of the lessee, of not more than three years; (b) leases between the Company and a Restricted Subsidiary or between Restricted Subsidiaries; and (c) leases of Principal Property executed by the time of, or within 180 days after the latest of, the acquisition, the completion of construction or improvement (including any improvements on property which will result in such property becoming Principal Property), or the commencement of commercial operation of such Principal Property.

         "SEC" means the Securities and Exchange Commission.

         "Secured Indebtedness" means (a) Indebtedness of the Company or a Restricted Subsidiary which is secured by any Lien upon any Principal Property or Restricted Securities and

(b) Indebtedness of the Company or a Restricted Subsidiary in respect of any conditional sale or other title retention agreement covering Principal Property or Restricted Securities; but "Secured Indebtedness" shall not include any of the following:

                  (i) Indebtedness of the Company and the Restricted Subsidiaries outstanding on the date of this Indenture, secured by then existing Liens upon, or incurred in connection with conditional sales agreements or other title retention agreements with respect to, Principal Property or Restricted Securities;

                  (ii) Indebtedness which is secured by (A) purchase money Liens upon Principal Property or Restricted Securities acquired after the date of this Indenture, or (B) Liens placed on Principal Property after the date of this Indenture, during construction or improvement thereof (including any improvements on property which will result in such property becoming Principal Property) or placed thereon within 180 days after the later of acquisition, completion of construction or improvement or the commencement of commercial operation of such Principal Property or improvement, or placed on Restricted Securities acquired after the date of this Indenture, or (C) conditional sale agreements or other title retention agreements with respect to any Principal Property or Restricted Securities acquired after the date of this Indenture if (in each case referred to in this subparagraph (ii))
         (x) such Lien or agreement secures all or any part of the Indebtedness incurred for the purpose of financing all or any part of the purchase price or cost of construction of such Principal Property or improvement or Restricted Securities and (y) such Lien or agreement does not extend to any Principal Property or Restricted Securities other than the Principal Property or Restricted Securities so acquired or the Principal Property, or portion thereof, on which the property so constructed, or such improvement is located; provided, however, that the amount by which the aggregate principal amount of Indebtedness secured by any such Lien or agreement exceeds the cost to the Company or such Restricted Subsidiary of the related acquisition, construction or improvement shall be considered to be "Secured Indebtedness";

                  (iii) Indebtedness which is secured by Liens on Principal Property or Restricted Securities, which Liens exist at the time of acquisition (by any manner whatsoever) of such Principal Property or Restricted Securities by the Company or a Restricted Subsidiary (provided that such Liens were in existence prior to and were not created in contemplation of such acquisition and shall not extend to any other Principal Property or Restricted Securities of the Company or any Restricted Subsidiary);

                  (iv) Indebtedness of Restricted Subsidiaries owing to the Company or any other Restricted Subsidiary and Indebtedness of the Company owing to any Restricted Subsidiary;

                  (v) in the case of any person which becomes (by any manner whatsoever) a Restricted Subsidiary after the date of this Indenture, Indebtedness which is secured by Liens upon, or conditional sale agreements or other title retention agreements with respect to, its property which constitutes Principal Property or Restricted Securities, which Liens exist at the time such corporation becomes a Restricted Subsidiary;

                  (vi) guarantees by the Company of Secured Indebtedness of any Restricted Subsidiaries and guarantees by a Restricted Subsidiary of Secured Indebtedness of the Company and any other Restricted Subsidiaries;

                  (vii) Indebtedness arising from any Sale and Leaseback Transaction or synthetic lease transaction;

                  (viii) Indebtedness secured by Liens on property of the Company or a Restricted Subsidiary in favor of the United States of America, any State, Territory or possession thereof, or the District of Columbia, or any department, agency or instrumentality or political subdivision of the United States of America or any State, Territory or possession thereof, or the District of Columbia, or in favor of any other country or any political subdivision thereof, if such Indebtedness was incurred for the purpose of financing all or any part of the purchase price or the cost of construction of the property subject to such Liens; provided, however, that the amount by which the aggregate principal amount of Indebtedness secured by any such Lien exceeds the cost to the Company or such Restricted Subsidiary of the related acquisition or construction shall be considered to be "Secured Indebtedness"; and

                  (vii) the replacement, extension or renewal (or successive replacements, extensions or renewals) of any Indebtedness (in whole or in part) excluded from the definition of "Secured Indebtedness" by subparagraphs (i) through (vi) above; provided, however, that no Lien securing, or conditional sale or title retention agreement with respect to, such Indebtedness shall extend to or cover any Principal Property or any Restricted Securities, other than such property which secured the Indebtedness so replaced, extended or renewed (plus improvements on or to any such Principal Property); provided further, however, that to the extent that such replacement, extension or renewal increases the principal amount of Indebtedness secured by such Lien or is in a principal amount in excess of the principal amount of Indebtedness excluded from the definition of "Secured Indebtedness" by subparagraphs
         (i) through (vi) above, the amount of such increase or excess shall be considered to be "Secured Indebtedness".

         In no event shall the foregoing provisions be interpreted to mean or their operation to cause the same Indebtedness to be included more than once in the calculation of "Secured Indebtedness" as that term is used in this Indenture.

         "Series" or "Series of Securities" means a series of Securities with substantially identical terms except as to denomination (and except as may reflect the differences between Registered, definitive, temporary, permanent, Global, Unregistered and uncertificated Securities within a Series, if any) with a title to distinguish the Securities of the Series from the Securities of any other Series. The terms for any Series of Securities may provide that the holders of Securities of such Series shall act as one class together with the holders of Securities of one or more other Series in voting, giving notice, waiving, giving directions or taking any other specified, permitted or authorized action.

         "Securities" means the debentures, notes or other obligations of the Company issued, authenticated and delivered under this Indenture.

         "Subsidiary" means any corporation a majority of the Voting Shares of which are at the time owned or controlled, directly or indirectly, by the Company or by one or more Subsidiaries, or by the Company and one or more Subsidiaries.

         "TIA" means the Trust Indenture Act of 1939.

         "Trust Indenture Act of 1939" means (except as herein otherwise expressly provided) the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa -7bbbb) as amended, as in force at the date of this Indenture as originally executed.

         "Trustee" means the party named as such in this Indenture until a successor replaces it and thereafter means the successor and if, at any time, there is more than one Trustee, "Trustee" as used with respect to the Securities of any Series shall mean the Trustee with respect to that Series.

         "U.S. Government Obligations" means:

                  (i) direct obligations of the United States of America for the payment of which the full faith and credit of the United States of America is pledged: or

                  (ii) obligations of a person controlled or supervised by and acting as an agency or instrumentality of the United States of America, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America.

         "U.S. Person" means a citizen, national or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

         "Unregistered Security" means any Security issued hereunder which is not a Registered Security.

         "Voting Shares" means as to shares of a particular corporation, outstanding shares of stock of any class of such corporation entitled to vote in the election of directors, excluding shares entitled so to vote only upon the happening of some contingency.

         "Yield to Maturity" means the yield to maturity, calculated by the Company at the time of issuance of a Series of Securities or at the time of issuance of the Securities of a Series or portion thereof, or, if applicable, at the most recent determination of interest on such Series or Securities in accordance with accepted financial practice.

SECTION 1.02.  OTHER DEFINITIONS.


TERM                                            SECTION
----                                            -------
"Event of Default"                              6.01
"Legal Holiday"                                 10.06
"Paying Agent"                                  2.04
"Registrar"                                     2.04



         SECTION 1.03. INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT.

         Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

         "Commission" means the SEC.

         "indenture securities" means the Securities.

         "indenture security holder" means a Holder or a Securityholder.

         "indenture to be qualified" means this Indenture.

         "indenture trustee" or "institutional trustee" means the Trustee.

         "obligor" on the indenture securities means the Company or any other obligor on the indenture securities.

         All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under TIA have the meanings assigned to them therein.

SECTION 1.04.  RULES OF CONSTRUCTION.

         Unless the context otherwise requires:

                  (1) a term has the meaning assigned to it;

                  (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles in the United States of America, and, except as may otherwise be herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States of America at the date of such computation; and

                  (3) "or" is not exclusive.


                                   ARTICLE 2.

                                 THE SECURITIES.

         SECTION 2.01. ISSUABLE IN SERIES.

         The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued in one or more Series. There may be Registered Securities and Unregistered Securities within a Series and the Unregistered Securities may be subject to such restrictions, and contain such legends, as may be required by United States laws and regulations. Securities of different Series may differ in any respect; provided that all Series of Securities shall be equally and ratably entitled to the benefits of this Indenture.

         SECTION 2.02. ESTABLISHMENT OF TERMS AND FORM OF SERIES OF SECURITIES.

         (a) At or prior to the issuance of any Series of Securities, the following shall be established either by or pursuant to a Board Resolution or by an indenture supplemental hereto:

                  (1) the title of the Securities of the Series (which title shall distinguish the Securities of the Series from the Securities of any other Series and from any other securities issued by the Company);

                  (2) any limit upon the aggregate principal amount of the Securities of the Series which may be authenticated and delivered under this Indenture (which limit shall not pertain to Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the Series pursuant to
         Section 2.08, 2.09, 2.11, 3.05 or 9.05);

                  (3) the date or dates on which the principal of the Securities of the Series is payable or whether the Securities of a Series are due upon demand by the Holder;

                  (4) the rate or rates at which the Securities of the Series shall bear interest, if any, or the method of calculating such rate or rates of interest, the date or dates from which such interest shall accrue, the dates on which such interest shall be payable and, with respect to Registered Securities, the record date for the interest payable on any interest payment date;

                  (5) the place or places where the principal of and interest on Registered Securities and Unregistered Securities, if any, of the Series shall be payable;

                  (6) the period or periods within which, the price or prices at which, and the terms and conditions upon which, Securities of the Series may be redeemed, in whole or in part, at the option of the Company;

                  (7) the obligation, if any, of the Company to redeem or purchase Securities of the Series pursuant to any sinking fund or analogous provisions or upon the happening of a specified event or at the option of a Holder thereof and the period or periods within which, the price or prices at which, and the terms and conditions upon which, Securities of the Series shall be redeemed or purchased, in whole or in part, pursuant to such obligation, and any provisions for the remarketing of such Securities so redeemed or purchased;

                  (8) if in other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the Series shall be issuable;

                  (9) if other than the principal amount thereof, the portion of the principal amount of Securities of the Series which shall be payable upon declaration of acceleration of the maturity thereof pursuant to
         Section 6.01;

                  (10) whether Securities of the Series shall be issuable as Registered Securities or Unregistered Securities (with or without interest coupons), or both, or whether such Securities shall be uncertificated, and any restrictions applicable to the payment, offering, sale or delivery of Unregistered Securities and whether, and the terms upon which, Unregistered Securities of a Series may be exchanged for Registered Securities of the same Series and vice versa;

                  (11) whether and under what circumstances the Company will pay additional amounts on the Securities of that Series held by a person who is not a U.S. Person in respect of taxes or similar charges withheld or deducted and, if so, whether the Company will have the option to redeem such Securities rather than pay such additional amounts;

                  (12) the form of the Securities (or forms thereof if Unregistered Securities and Registered Securities shall be issuable in such Series) including such legends as may be required by United States laws or regulations, the form of any coupons or temporary global Security which may be issued and the forms of any certificates which may be required hereunder or under United States laws or regulations in connection with the offering, sale, delivery or exchange of Unregistered Securities;

                  (13) the coin or currency in which the Securities of the Series are denominated, including multiple currency units;

                  (14) if other than the coin or currency in which the Securities of the Series are denominated, the coin or currency in which payment of the principal of, premium, if any, or interest on the Securities of the Series shall be payable;

                  (15) if the amount of payments of principal of, premium, if any, or interest on the Securities of the Series may be determined with reference to one or more indices, the manner in which such amounts shall be determined;

                  (16) whether Securities of the Series are issuable as, or exchangeable for, one or more Global Securities and, in such case, the terms upon which interests in such Global Security or Global Securities shall be exchangeable by the Company or the Holder thereof for definitive Securities, and the identity of the Depositary for such Series;

                  (17) whether the Securities of the Series will be convertible into shares of common stock of the Company and/or exchangeable for other securities, whether or not issued by the Company, and, if so, the terms and conditions upon which such Securities will be so convertible or exchangeable, and any deletions from or modifications or additions to this

         Indenture to permit or to facilitate the issuance of such convertible or exchangeable Securities or the administration thereof; and

                  (18) any other terms of the Series (which terms shall not be inconsistent with the provisions of this Indenture) including any terms which may be required by or advisable under United States laws or regulations or advisable in connection with the marketing of Securities of that Series.

         (b) If the terms and form or forms of any Series of Securities are established by or pursuant to a Board Resolution, the Company shall deliver a copy of such Board Resolution to the Trustee at or prior to the issuance of such Series with (1) the form or forms of Security which have been approved attached thereto, or (2) if such Board Resolution authorizes a specific Officer or Officers to approve the terms and form or forms of the Securities, a certificate of such Officer or Officers approving the terms and form or forms of Security with such form or forms of Securities attached thereto. Such Board Resolution or certificate may provide general terms or parameters for one or more Series or for Securities of any Series and may provide that the specific terms of one or more Series or for Securities of a Series may be determined in accordance with or pursuant to the Company Order referred to in
Section 2.03(d) hereof.

         SECTION 2.03. EXECUTION, AUTHENTICATION AND DELIVERY.

         (a) Securities shall be executed on behalf of the Company by its Chairman of the Board of Directors, any Vice-Chairman of the Board of Directors, the Chief Executive Officer, the Chief Financial Officer, the President or a Vice President, its Treasurer or an Assistant Treasurer, and may but need not have its corporate seal reproduced thereon which may but need not be attested by its Secretary or an Assistant Secretary. Signatures shall be manual or facsimile. The coupons of Unregistered Securities shall bear the facsimile signature of the Treasurer or an Assistant Treasurer of the Company.

         (b) If an Officer, an Assistant Treasurer or an Assistant Secretary whose signature is on a Security or coupon no longer holds that office at the time the Security is authenticated, the Security or coupon shall be valid nevertheless.

         (c) A Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent and no coupon shall be valid until the Security to which it appertains has been so authenticated. Such signature shall be conclusive evidence that the Security has been authenticated under this Indenture. Each Unregistered Security shall be dated the date of its original issuance and each Registered Security shall be dated the date of its authentication.

         (d) The Trustee shall authenticate and deliver Securities of any Series for original issue from time to time in the aggregate principal amount established for such Series pursuant to such procedures acceptable to the Trustee as may be specified from time to time by a Company Order. The maturity date, original issue date, interest rate and any other terms of the Securities of such Series shall be determined by or pursuant to such Company Order and procedures. If provided for in such procedures, such Company Order may authorize authentication and delivery pursuant to oral instructions from the Company or its duly authorized agent, which instructions shall be promptly confirmed in writing.

         The Trustee may conclusively rely on the documents and opinion delivered pursuant to Section 2.02 and this Section 2.03, as applicable (unless revoked by superseding comparable documents or opinions) as to the authorization of the Board of Directors of any Securities delivered hereunder, the form thereof and the legality, validity, binding effect and enforceability thereof.

         In authenticating Securities under this Indenture and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 7.01) shall be fully protected in relying upon, an Opinion of Counsel stating:

                  (1) that the form of such Securities has been established by a supplemental indenture or by or pursuant to a Board Resolution in accordance with Sections 2.01 and 2.02 and in conformity with the provisions of this Indenture;

                  (2) that Securities in such form, when completed as to specific terms substantially in accordance with the Board Resolution establishing such form or any actions taken pursuant thereto (the records of which actions shall have been evidenced as provided in such Board Resolution), when executed and delivered by the Company to the Trustee for authentication, and when authenticated and delivered by the Trustee in accordance with the Indenture, all in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles; and

                  (3) that all laws and requirements in respect of the execution and delivery by the Company of such Securities have been complied with in all material respects.

         If the terms and form or forms of such Securities have been established by or pursuant to a Board Resolution as permitted by Section 2.02, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will adversely affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

         Notwithstanding the foregoing, until the Company has delivered an Officers' Certificate to the Trustee and the Registrar stating that, as a result of the action described in such Officers' Certificate, the Company would not suffer adverse consequences under the provisions of United States law or regulations in effect at the time of the delivery of Unregistered Securities, (i) delivery of Unregistered Securities will be made only outside the United States and its possessions and (ii) Unregistered Securities will be released in definitive form whether in the form of a Global Security or otherwise to the person entitled to physical delivery thereof only upon presentation of a certificate in the form prescribed by the Company in such Officers' Certificate.

         The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section 2.03 if the Trustee, being advised in writing by counsel, determines that such action may not lawfully be taken or if the Trustee in good faith shall determine that such action would expose the Trustee to personal liability to existing Holders.

         (e) The aggregate principal amount of Securities of any Series outstanding at any time may not exceed any limit upon the maximum principal amount for such Series set forth in the Board Resolution (or certificate of an Officer or Officers) or supplemental indenture pursuant to Section 2.02.

         (f) The Trustee may appoint an authenticating agent to authenticate Securities. The fees and expenses of any authenticating agent shall be paid by the Company. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate.

         (g) The form of the Trustee's Certificate of Authentication to appear on the Securities shall read as follows:

         This is one of the Securities described in the within-mentioned Indenture.

                                             THE BANK OF NEW YORK

                                             As Trustee,

                                             By
                                               --------------------------------
                                                    Authorized Signatory

         (h) If an authenticating agent has been appointed pursuant to
Section 2.03(f) the form of the Authenticating Agent's Certificate of Authentication to appear on the Securities shall read as follows:

         This is one of the Securities described in the within-mentioned Indenture.

                                             As Authenticating Agent,


                                             By
                                               --------------------------------
                                                    Authorized Officer


         SECTION 2.04. REGISTRAR AND PAYING AGENT.

         The Company shall maintain in the Borough of Manhattan, State of New York, an office or agency where Registered Securities may be presented for registration of transfer or for exchange ("Registrar") and an office or agency where (subject to Sections 2.05 and 2.08) Securities may be presented for payment or for exchange ("Paying Agent"). With respect to any Series of Securities issued in whole or in part as Unregistered Securities, the Company shall maintain one or more Paying Agents located outside the United States and its possessions and shall maintain such Paying Agents for a period of two years after the principal of such Unregistered Securities has become due and payable. During any period thereafter for which it is necessary in order to conform to United States tax law or regulations, the Company will maintain a Paying Agent outside the United States and its possessions to which the Unregistered Securities or coupons appertaining thereto may be presented for payment and will provide the necessary funds therefor to such Paying Agent upon reasonable notice. The Registrar shall keep a register with respect to each Series of Securities issued in whole or in part as Registered Securities and to their transfer and exchange. The Company may appoint one or more co-Registrars and one or more additional Paying Agents for each Series of Securities and the Company may terminate the appointment of any co-Registrar or Paying Agent at any time upon written notice. The term "Registrar" includes any co-Registrar, except that any co-Registrar shall not keep the register. The term "Paying Agent" includes any additional Paying Agent. The Company shall notify the Trustee of the name and address of any Agent not a party to this Indenture. If the Company fails to maintain a Registrar or Paying Agent, the Trustee shall act as such.

         SECTION 2.05. PAYMENT ON SECURITIES.

         (a) Subject to the following provisions, the Company will pay to the Trustee the amounts of principal of and interest on the Securities at the times and for the purposes set forth herein and in the text of the Securities for each Series, and the Company hereby authorizes and directs the Trustee from funds so paid to it to make or cause to be made payment of the principal of and interest, if any, on the Securities and coupons of each Series as set forth herein and in the text of such Securities and coupons. Except as otherwise provided with respect to any Series of Securities, the Trustee will arrange directly with any Paying Agent for the payment, or the

Trustee will make payment, from funds furnished by the Company, of the principal of and interest, if any, on the Securities and coupons of each Series by check in the currency in which the Securities are payable.

         (b) Interest, if any, on Registered Securities of a Series shall be paid on each interest payment date for such Series to the Holder thereof at the close of business on the relevant record dates specified in the Securities of such Series. The Company may pay such interest by check mailed to such Holder's address as it appears on the register for Securities of such Series. Principal of Registered Securities shall be payable only against presentation and surrender thereof at the office of the Paying Agent in New York, New York, unless the Company shall have otherwise instructed the Trustee in writing.

         (c) To the extent provided in the Securities of a Series, (i) payments with respect to which coupons have been issued by the Company shall be paid only against presentation and surrender of the coupons as they mature and (ii) original issue discount (as defined in Section 1273 of the Internal Revenue Code of 1986, as amended), if any, on Unregistered Securities with respect to which coupons have not been issued shall be paid only against presentation and surrender of such Securities; in either case at the office of a Paying Agent located outside of the United States and its possessions, unless the Company shall have otherwise instructed the Trustee in writing. Principal of Unregistered Securities shall be paid only against presentation and surrender thereof as provided in the Securities of a Series. If at the time a payment of principal of or interest, if any, or original issue discount, if any, on an Unregistered Security or coupon shall become due, the payment of the full amount so payable at the office or offices of all the Paying Agents outside the United States and its possession is illegal or effectively precluded because of the imposition of exchange controls or other similar restrictions on the payment of such amount in the applicable currency, then the Company may instruct the Trustee to make such payments at the office of a Paying Agent located in the United States, provided that provision for such payment in the United States would not cause such Unregistered Security to be treated as a "registration-required obligation" under United States law and regulations.

         SECTION 2.06. PAYING AGENT TO HOLD MONEY IN TRUST.

         The Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust, for the benefit of Securityholders of any or all Series of Securities, or the Trustee, all money held by the Paying Agent for the payment of principal or interest on such Series of Securities, and that the Paying Agent will notify the Trustee of any default by the Company in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. If the Company or a subsidiary acts as Paying Agent, it shall segregate the money held by it for the payment of principal or interest on any Series of Securities and hold such money as a separate trust fund. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon so doing the Paying Agent shall have no further liability for the money so paid.

         SECTION 2.07. SECURITYHOLDER LISTS; OWNERSHIP OF SECURITIES.

         (a) The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders of each Series of Securities. If the Trustee is not the Registrar, the Company shall furnish to the Trustee semiannually on or before the last day of June and December in each year, and at such other times as the Trustee may request in writing, a list, in such form and as of such date as the Trustee may reasonably require, containing all the information in the possession or control of the Registrar, the Company or any of its Paying Agents other than the Trustee as to the names and addresses of Holders of each such Series of Securities. If there are Unregistered Securities of any Series outstanding, even if the Trustee is the Registrar, the Company shall furnish to the Trustee such a list containing such information with respect to Holders of such Unregistered Securities only.

             (b) Ownership of Registered Securities of a Series shall be proved by the register for such Series kept by the Registrar. Ownership of Unregistered Securities may be proved by the production of such Unregistered Securities or by a certificate or affidavit executed by the person holding such Unregistered Securities or by a depository with whom such Unregistered Securities were deposited, if the certificate or affidavit is satisfactory to the Trustee. The Company, the Trustee and any agent of the Company or the Trustee may treat the bearer of any Unregistered Security or coupon and the person in whose name a Registered Security is registered as the absolute owner thereof for all purposes.

         SECTION 2.08. TRANSFER AND EXCHANGE.

         (a) Where Registered Securities of a Series are presented to the Registrar with a request to register their transfer or to exchange them for an equal principal amount of Registered Securities of the same Series, date of maturity, interest rate, and original issue date of other authorized denominations, the Registrar shall register the transfer or make the exchange if its requirements for such transactions are met.

         (b) If both Registered and Unregistered Securities are authorized for a Series of Securities and the terms of such Securities permit, (i) Unregistered Securities may be exchanged for an equal principal amount of Registered Securities or Unregistered Securities of the same Series, date of maturity, interest rate, and original issue date in any authorized denominations upon delivery to the Registrar (or a Paying Agent, if the exchange is for Unregistered Securities) of the Unregistered Security with all unmatured coupons and all matured coupons in default appertaining thereto and if all other requirements of the Registrar (or such Paying Agent) and such Securities for such exchange are met, and (ii) Registered Securities may be exchanged for an equal principal amount of Unregistered Securities of the same Series, date of maturity, interest rate, and original issue date in any authorized denominations (except that any coupons appertaining to such Unregistered Securities which have matured and have been paid shall be detached) upon delivery to the Registrar of the Registered Securities and if all other requirements of the Registrar (or such Paying Agent) and such Securities for such exchange are met.

         Notwithstanding the foregoing, the exchange of Unregistered Securities for Registered Securities or Registered Securities for Unregistered Securities will be subject to the satisfaction of the provisions of United States law and regulations in effect at the time of such exchange, and no exchange of Registered Securities for Unregistered Securities will be made until the Company has notified the Trustee and the Registrar that, as a result of such exchange, the Company would not suffer adverse consequences under such law or regulations.

         (c) To permit registrations of transfers and exchanges, the Trustee shall authenticate Securities upon surrender of Securities for registration of transfer or for exchange, subject to the prior receipt of a Company Order upon the terms of Article 2 hereof, provided in this Section. The Company will not make any charge for any registration of transfer or exchange but may require the payment by the party requesting such registration of transfer or exchange of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         (d) Neither the Company nor the Registrar shall be required (i) to issue, register the transfer of or exchange Securities of any Series for the period of 15 days immediately preceding the receipt of a notice by the Trustee from the Company indicating that the Company intends to redeem Securities, or (ii) to register the transfer of or exchange Securities of any Series selected, called or being called for redemption as a whole or the portion being redeemed of any such Securities selected, called or being called for redemption in part.

         (e) Unregistered Securities or any coupons appertaining thereto shall be transferable by delivery.

         SECTION 2.09. REPLACEMENT SECURITIES.

         (a) If a mutilated Security or a Security with a mutilated coupon appertaining to it is surrendered to the Trustee, the Company shall issue and the Trustee shall authenticate a replacement Registered Security, if such surrendered Security was a Registered Security, or a replacement Unregistered Security with coupons corresponding to the coupons appertaining to the surrendered Security, if such surrendered Security was an Unregistered Security, of the same Series, date of maturity, interest rate, and original issue date if the Trustee's requirements are met.

         (b) If the Holder of a Security claims that the Security or any coupon appertaining thereto has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Registered Security, if such Holder's claim pertains to a Registered Security, or a replacement Unregistered Security with coupons corresponding to the coupons appertaining to the lost, destroyed or wrongfully taken Unregistered Security or the Unregistered Security to which such lost, destroyed or wrongfully taken coupon appertains, if such Holder's claim pertains to an Unregistered Security, of the same Series, date of maturity, interest rate, and original issue date, if the Trustee's requirements are met; PROVIDED, HOWEVER, that the Holder shall provide to the Trustee and the Company security or indemnity sufficient in the judgment of the Company and the Trustee to protect the Company, the Trustee, any Agent or any authenticating agent from any loss which any of them may suffer if a Security is replaced. The Company may charge the party requesting a replacement Security for its expenses in replacing a Security.

         (c) Every replacement Security is an additional obligation of the Company.

         SECTION 2.10. OUTSTANDING SECURITIES.

         (a) Securities outstanding at any time are all Securities authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, and those described in this Section as not outstanding.

         (b) If a Security is replaced pursuant to Section 2.09, it ceases to be outstanding until the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

         (c) If the Paying Agent holds on a redemption date or maturity date money sufficient to pay all amounts due on Securities of such Series, they shall cease to be outstanding and interest on them ceases to accrue.

         (d) Any acquisition of any Security by the Company or an Affiliate shall not operate as a redemption or satisfaction of the indebtedness represented by such Security unless and until the same is cancelled and delivered to the Trustee or surrendered to the Trustee for cancellation.

         (e) In determining whether the Holders of the requisite principal amount of outstanding Securities of any Series have given any request, demand, authorization, direction, notice, consent or waiver hereunder, or whether sufficient funds are available for redemption or for any other purpose, the principal amount of an Original Issue Discount Security that shall be deemed to be outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 6.01.

         SECTION 2.11. TEMPORARY SECURITIES; GLOBAL SECURITIES.

         (a) Until definitive Registered Securities of any Series are ready for delivery, the Company may prepare and execute and the Trustee shall authenticate temporary Registered Securities of such Series. Temporary Registered Securities of any Series shall be substantially in the form of definitive Registered Securities of such Series but may have variations that the Company considers appropriate for temporary Securities. Every temporary Registered Security shall be executed by the Company and authenticated by the Trustee, and registered by the Registrar, upon the same conditions, and with like effect, as a definitive Registered Security. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Registered Securities of the same Series, date of maturity, interest rate, and original issue date in exchange for temporary Registered Securities. All references herein to "definitive Registered Securities" shall be deemed to apply equally to permanent global Registered Securities.

         (b) Until definitive or permanent global Unregistered Securities of any Series are ready for delivery, the Company may prepare and execute and the Trustee shall authenticate one or more temporary Unregistered Securities, which may have coupons attached or which may be in the form of a single temporary global Unregistered Security of that Series. The temporary Unregistered Security or Securities of any Series shall be substantially in the form approved by or pursuant to a Board Resolution and shall be delivered outside the United States and its possessions to such person or persons as the Company shall direct against such certification as the Company may from time to time prescribe by or pursuant to a Board Resolution. The temporary Unregistered Security or Securities of a Series shall be executed by the Company and authenticated by the Trustee upon the same conditions, and with like effect, as a definitive Unregistered Security of such Series, except as provided herein or therein. A temporary Unregistered Security or Securities shall be exchangeable for definitive or permanent global Unregistered Securities at the time and on the conditions, if any, specified in the temporary Security.

         (c) Upon any exchange of a part of a temporary or permanent global Unregistered Security of a Series for definitive or permanent global Unregistered Securities of such Series, the temporary or permanent global Unregistered Security, as the case may be, shall be endorsed by the Trustee or an authenticating agent for the Trustee to reflect the reduction of its principal amount by an amount equal to the aggregate principal amount of definitive or permanent Unregistered Securities, as the case may be, of such Series so exchanged and endorsed. Upon any exchange of a part of a temporary or permanent global Registered Security of a Series for definitive or permanent global Registered Securities of such Series, the temporary or permanent global Registered Security, as the case may be, shall be endorsed by the Trustee or an authenticating agent for the Trustee to reflect the reduction of its principal amount by an amount equal to the aggregate principal amount of definitive or permanent Registered Securities, as the case may be, of such Series so exchanged and endorsed.

         (d) If the Company shall establish pursuant to Section 2.02 that the Securities of a particular Series are to be issued as one or more Global Securities, then the Company shall execute and the Trustee shall, in accordance with Section 2.03 and the Company Order delivered to the Trustee thereunder, authenticate and deliver to the Depositary or pursuant to the Depositary's instruction one or more Global Securities. Each Global Security shall bear a legend substantially to the following effect: "Except as otherwise provided in Section 2.11 of the Indenture, this Security may be transferred, in whole but not in part, only to another nominee of the Depositary or to a successor Depositary or to a nominee of such successor Depositary."

         (e) Notwithstanding any other provision of this Section 2.11 or of
Section 2.08, except for exchanges of Global Securities as provided in
Section 2.11(c), a Global Security may be transferred, in whole but not in part and in the manner provided in Section 2.08, only to another nominee of the Depositary for such Series, or to a successor Depositary for such Series selected or approved by the Company or to a nominee of such successor Depositary.

         (f) If at any time the Depositary for a Series of Securities notifies the Company that it is unwilling or unable to continue as Depositary for such Series or, with respect to a Depositary contemplated by clause (ii) of the definition thereof, if at any time the Depositary for such Series shall no longer be registered or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation and, in any such case, a successor Depositary for such Series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, as the case may be, this Section 2.11 shall no longer be applicable to the Securities of such Series and the Company will execute, and the Trustee will authenticate and deliver in accordance with a Company Order, Securities of such Series in definitive registered form without coupons, or in definitive bearer form with coupons, as applicable, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security of such Series in exchange for such Global Security.

         SECTION 2.12. CANCELLATION.

         The Company at any time may deliver Securities and coupons to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Securities and coupons surrendered to them, for registration of transfer, or for exchange or payment. The Trustee shall cancel all Securities and coupons surrendered for registration of transfer, or for exchange, payment or cancellation and may dispose of cancelled Securities in accordance with its standard procedures. The Company may not issue new Securities to replace Securities of such Series that it has paid or delivered to the Trustee for cancellation.

         SECTION 2.13. DEFAULTED INTEREST.

         If the Company defaults on a payment of interest on a Series of Securities, it shall pay the defaulted interest as provided in such Securities or in any lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed and acceptable to the Trustee.

         SECTION 2.14. CUSIP NUMBERS.

         The Company in issuing the Securities may use "CUSIP" numbers, and, if so, "CUSIP" numbers may but are not required to be used in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities. Any such redemption shall not be affected by any defect in or omission of such CUSIP numbers. The Company will promptly notify the Trustee of any change in the CUSIP numbers.

                                   ARTICLE 3.

                                   REDEMPTION.

         SECTION 3.01. NOTICE TO TRUSTEE.

         The Company may, with respect to any Series of Securities, reserve the right to redeem and pay the Series of Securities or any part thereof, or may covenant to redeem and pay the Series of Securities or any part thereof, before maturity at such time and on such terms as provided for in such Securities. If a Series of Securities is redeemable and the Company wants or is obligated to redeem all or part of the Series of Securities pursuant to the terms of such Securities, it shall notify the Trustee of the redemption date and the principal amount of the Series of Securities to be redeemed. The Company shall give thirty days (forty-five days if the Trustee is to give notice or publish at the request of the Company) (sixty days if the Trustee is required to make a selection under Section 3.02) advance notice to the Trustee before the redemption date or such lesser notice as shall be satisfactory to the Trustee.

         SECTION 3.02. SELECTION OF SECURITIES TO BE REDEEMED.

         Upon notice that less than all the Securities of a Series of the same tenor are to be redeemed, the Trustee shall thereupon select the Securities of the Series of the specified tenor to be redeemed in such manner as the Trustee shall deem fair and appropriate, such selection to be made from Securities of the Series of the specified tenor that are outstanding and that have not previously been called for redemption. Securities of the Series and portions of them selected by the Trustee shall be in amounts of $1,000 or integral multiples of $1,000 or, with respect to Securities of any Series issuable in other denominations pursuant to Section 2.02(a)(8), in amounts equal to the minimum principal denomination for each such Series and integral multiples thereof. Provisions of the Indenture that apply to Securities of a Series called for redemption also apply to portions of Securities of that Series called for redemption. The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

         SECTION 3.03. NOTICE OF REDEMPTION.

         (a) At least 30 days but not more than 60 days before a redemption date, the Company shall mail a notice of redemption by first-class mail to each Holder of Registered Securities that are to be redeemed.

         (b) If Unregistered Securities are to be redeemed, notice of redemption shall be published in an Authorized Newspaper in The City of New York, and if such Securities to be redeemed are listed on the London Stock Exchange, London, and, if such Securities to be redeemed are listed on the Luxembourg Stock Exchange, Luxembourg, once in each of four successive calendar weeks, the first publication to be not less than 30 nor more than 90 days before the redemption date.

         (c) All notices shall identify the Series of Securities (which may but are not required to include CUSIP numbers) to be redeemed and shall state:

                  (1) the redemption date;

                  (2) the redemption price;

                  (3) if less than all the outstanding Securities of a Series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed;

                  (4) the name and address of the Paying Agent;

                  (5) the Securities of the Series called for redemption and that all unmatured coupons, if any, appertaining thereto must be surrendered to the Paying Agent to collect the redemption price;

                  (6) that interest on Securities of the Series called for redemption ceases to accrue on and after the redemption date; and

                  (7) if the redemption is for a mandatory or optional sinking fund payment.

         At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at its expense.

         SECTION 3.04. EFFECT OF NOTICE OF REDEMPTION.

         Once notice of redemption is mailed or published, Securities of a Series called for redemption become due and payable on the redemption date. Upon surrender to the Paying Agent of such Securities together with all unmatured coupons, if any, appertaining thereto, such

Securities shall be paid at the redemption price plus accrued interest to the redemption date, but regular installments of interest due on or prior to the redemption date will be payable, in the case of Unregistered Securities, to the bearers of the coupons for such interest upon surrender thereof, and, in the case of Registered Securities, to the Holders of such Securities of record at the close of business on the relevant record dates.

         SECTION 3.05. DEPOSIT OF REDEMPTION PRICE.

         No later than 11:00 A.M. (New York City time) on the redemption date, the Company shall deposit with the Trustee money sufficient to pay the redemption price of and (unless the redemption date shall be an interest payment date) interest accrued to the redemption date on all Securities to be redeemed on that date.

         Upon surrender of a Security that is redeemed in part, the Company shall issue and the Trustee shall authenticate for the Holder of that Security a new Security or Securities of the same Series, the same form and the same date of maturity, interest rate, and original issue date in authorized denominations equal in aggregate principal amount to the unredeemed portion of the Security surrendered.

         SECTION 3.06. MANDATORY AND OPTIONAL SINKING FUNDS.

         The minimum amount of any sinking fund payment provided for by the terms of any Series of Securities is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of any Series of Securities is herein referred to as an "optional sinking fund payment". The date on which a sinking fund payment is to be made is herein referred to as the "sinking fund payment date".

         In lieu of making all or any part of any mandatory sinking fund payment with respect to any Series of Securities in cash, the Company may at its option (a) deliver to the Trustee Securities of such Series theretofore purchased or otherwise acquired (except upon redemption pursuant to the mandatory sinking fund) by the Company or receive credit for Securities of such Series (not previously so credited) theretofore purchased or otherwise acquired (except as aforesaid) by the Company and delivered to the Trustee for cancellation pursuant to Section 2.12, (b) receive credit for optional sinking fund payments (not previously so credited) made pursuant to this Section, or (c) receive credit for Securities of such Series (not previously so credited) redeemed by the Company through any optional redemption provision contained in the terms of such Series. Securities so delivered or credited shall be received or credited by the Trustee at the sinking fund redemption price specified in such Securities.

         On or before the sixtieth day next preceding each sinking fund payment date for any Series, the Company will deliver to the Trustee a written statement signed by an authorized officer of the Company (a) specifying the portion of the mandatory sinking fund payment to be satisfied by payment of cash and the portion to be satisfied by credit of Securities of such Series, (b) stating that none of the Securities of such Series has theretofore been so credited, (c) stating that no defaults in the payment of interest or Events of Default with respect to such Series have occurred (which have not been waived or cured) and are continuing, (d) stating whether or not the Company intends to exercise its right to make an optional sinking fund payment with respect to such Series and, if so, specifying the amount of such optional sinking fund payment which the Company intends to pay on or before the next succeeding sinking fund payment date, and (e) specifying such sinking fund payment date. Any Securities of such Series to be credited and required to be delivered to the Trustee in order for the Company to be entitled to credit therefor as aforesaid which have not theretofore been delivered to the Trustee shall be delivered for cancellation pursuant to
Section 2.12 to the Trustee with such written statement (or reasonably promptly thereafter if acceptable to the Trustee). Such written statement shall be irrevocable and upon its receipt by the Trustee the Company shall become unconditionally obligated to make all the cash payments or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. Failure of the Company, on or before any such sixtieth day, to deliver such written statement and Securities specified in this paragraph, if any, shall not constitute a default but shall constitute, on and as of such date, the irrevocable election of the Company (i) that the mandatory sinking fund payment for such Series due on the next succeeding sinking fund payment date shall be paid entirely in cash without the option to deliver or credit Securities of such Series in respect thereof and (ii) that the Company will make no optional sinking fund payment with respect to such Series as provided in this Section.

         If the sinking fund payment or payments (mandatory or optional or both) to be made in cash on the next succeeding sinking fund payment date plus any unused balance of any preceding sinking fund payments made in cash shall exceed $50,000 (or a lesser sum if the Company shall so request) with respect to the Securities of any particular Series, such cash shall be applied on the next succeeding sinking fund payment date to the redemption of Securities of such Series at the sinking fund redemption price together with accrued interest to the date fixed for redemption. If such amount shall be $50,000 or less and the Company makes no such request then it shall be carried over until a sum in excess of $50,000 is available. The Trustee shall select, in the manner provided in Section 3.02, for redemption on such sinking fund payment date a sufficient principal amount of Securities of such Series to absorb said cash, as nearly as may be possible, and shall (if requested in writing by the Company) inform the Company of the serial numbers of the Securities of such Series (or portions thereof) so selected. Securities of any Series which are (a) owned by the Company or an entity known by the Trustee to be directly or indirectly controlling or controlled by or under direct or indirect common control with the Company, as shown by the Security register, and not known to the Trustee to have been pledged or hypothecated by the Company or any such entity or (b) identified in an Officers' Certificate at least 60 days prior to the sinking fund payment date as being beneficially owned by, and not pledged or hypothecated by, the Company or an entity directly or indirectly controlling or controlled by or under direct or indirect common control with the Company shall be excluded from Securities of such Series eligible for selection for redemption. The Trustee, in the name and at the expense of the Company (or the Company, if it shall so request the Trustee in writing) shall cause notice of redemption of the Securities of such Series to be given in substantially the manner provided in Section 3.03 (and with the effect provided in Section 3.04) for the redemption of Securities of such Series in part at the option of the Company. The amount of any sinking fund payments not so applied or allocated to the redemption of Securities of such Series shall be added to the next cash sinking fund payment for such Series and, together with such payment, shall be applied in accordance with the provisions of this Section. Any and all sinking fund moneys held on the stated maturity date of the Securities of any particular Series (or earlier, if such maturity is accelerated), which are not held for the payment or redemption of particular Securities of such Series shall be applied, together with other moneys, if necessary, sufficient for the purpose, to the payment of the principal of, and interest on, the Securities of such Series at maturity.

         At least one business day before each sinking fund payment date, the Company shall pay to the Trustee in cash or shall otherwise provide for the payment of all interest accrued to the date fixed for redemption on Securities to be redeemed on the next following sinking fund payment date.

         The Trustee shall not redeem or cause to be redeemed any Securities of a Series with sinking fund moneys or mail any notice of redemption of Securities for such Series by operation of the sinking fund during the continuance of a default in payment of interest on such Securities or of any Event of Default with respect to such Securities except that, where the mailing of notice of redemption of any Securities shall theretofore have been made, the Trustee shall redeem or cause to be redeemed such Securities, provided that it shall have received from the Company a sum sufficient for such redemption. Except as aforesaid, any moneys in the sinking fund for such Series at the time when any such default or Event of Default shall occur, and any moneys thereafter paid into the sinking fund, shall, during the continuance of such default or Event of Default, be deemed to have been collected under Article Six and held for the payment of all such Securities. In case such Event of Default shall have been waived as provided in Section
6.06 or the default cured on or before the sixtieth day preceding the sinking fund payment date in any year, such moneys shall thereafter be applied on the next succeeding sinking fund payment date in accordance with this Section to the redemption of such Securities.

                                   ARTICLE 4.

                                   COVENANTS.

         SECTION 4.01. PAYMENT OF SECURITIES.

         The Company shall pay the principal of and interest on the Securities on the dates and in the manner provided herein and in the Securities. An installment of principal or interest shall be considered paid on the date it is due if the Trustee or Paying Agent holds on that date money designated for and sufficient to pay the installment. If the Securities of a Series provide for the payment of additional amounts as contemplated by
Section 2.02(a)(11), at least 10 days prior to the first interest payment date with respect to that Series of Securities (or if the Securities of that Series will not bear interest prior to maturity, the first day on which a payment of principal and any premium is made), and at least 10 days prior to each date of payment of principal and any premium or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Company will furnish the Trustee and the Company's principal Paying Agent or Paying Agents, if other than the Trustee, with an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of and any premium or interest on the Securities of that Series shall be made to Holders of Securities of that Series or any related coupons who are not U.S. persons without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of the Series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities or coupons and the Company will pay to the Trustee or such Paying Agent such additional amounts as may be required pursuant to the terms applicable to such Series. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section.

         SECTION 4.02. REPORTS BY THE COMPANY.

         The Company covenants:

                  (a) to file with the Trustee, within 15 days after the Company is required to file the same with the SEC, copies of the annual reports and of the information, documents and other reports or copies of such portions of any of the foregoing (as the SEC may from time to time by rules and regulations prescribe) which the Company may be required to file with the SEC pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934, as amended; or, if the Company is not required to file information, documents or reports pursuant to either of such sections, then to file with the Trustee and the SEC, in accordance with rules and regulations prescribed from time to time by the SEC, such of the supplementary and periodic information, documents and reports which may be required pursuant to section 13 of the Securities Exchange Act of 1934, as amended, in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations; PROVIDED, HOWEVER, that the filing of the Company's annual reports and of the information, documents and other reports or copies of such portions of any of the foregoing which the Company may be required to file with the SEC pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934, as amended, via the EDGAR filing system constitutes compliance with the provisions of this Section 4.02;

                  (b) to file with the Trustee and the SEC, in accordance with the rules and regulations prescribed from time to time by the SEC, such additional information, documents, and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations; and

                  (c) to transmit by mail to all Holders of Registered Securities, as the names and addresses of such Holders appear on the register for each Series of Securities, and to such Holders of Unregistered Securities as have, within the two years preceding such transmission, filed their names and addresses with the Trustee for that purpose, within 30 days after the filing thereof with the Trustee, and to all Holders whose names appear on the list furnished to the Trustee by the Company under Section 2.07(a), such summaries of any information, documents and reports required to be filed by the Company pursuant to subsections (a) and (b) of this Section 4.02 as may be required by rules and regulations prescribed from time to time by the SEC.

         SECTION 4.03. LIMITATIONS ON LIENS.

         The Company will not create, assume, incur or guarantee, and will not permit any Restricted Subsidiary to create, assume, incur or guarantee, any Secured Indebtedness without in any such case effectively providing, concurrently with the creation, assumption, incurrence or guarantee of such Secured Indebtedness that all the Securities of each Series then outstanding shall be secured equally and ratably with (or prior to) such Secured Indebtedness (together with, if the Company shall so determine, any other Indebtedness of the Company or such Restricted Subsidiary then existing or thereafter created which is not subordinate to the Securities of each Series) so long as such Secured Indebtedness shall be outstanding unless such Secured Indebtedness, when added to the aggregate amount of all Secured Indebtedness then outstanding (not including in this computation Secured Indebtedness if the Securities of each Series are secured equally and ratably with (or prior to) such Secured Indebtedness and further not including in this computation any Secured Indebtedness which is concurrently being retired) would not exceed the greater of $500 million or 15% of Consolidated Net Tangible Assets.

         For purposes of this Section 4.03, the creation of a Lien on Principal Property or Restricted Securities to secure Indebtedness which existed prior to the creation of such Lien shall be deemed to involve the creation of Secured Indebtedness in an amount equal to the principal amount secured by the Lien.

         SECTION 4.04. WAIVER OF COVENANTS.

         The Company may omit in any particular instance to comply with any covenant or condition set forth in Sections 4.03 and 4.04 hereof with respect to the Securities of any Series if before or after the time for such compliance the holders of a majority in aggregate principal amount of the Securities of such Series at the time outstanding treating all such Series as a class shall, by action of such Securityholders in accordance with this Indenture, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect (x) any other Series of Securities or (y) such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

         SECTION 4.05. CALCULATION OF ORIGINAL ISSUE DISCOUNT.

         The Company shall provide to the Trustee on a timely basis such information as the Trustee reasonably requires to enable the Trustee to prepare and file any form required to be submitted by the Company with the Internal Revenue Service and the Holders of the notes relating to original issue discount, including, without limitation, Form 1099-OID or any successor form.

         SECTION 4.06. STATEMENT AS TO COMPLIANCE.

         The Company will deliver to the Trustee annually, within 120 days after the close of each fiscal year beginning with the fiscal year ended September
30, 2001 a brief certificate from its principal executive officer, principal financial officer, principal accounting officer or treasurer as to his or her best knowledge of the Company's compliance (without regard to periods of grace or notice requirements) with all conditions and covenants under this Indenture.

                                   ARTICLE 5.

                             SUCCESSOR CORPORATION.

         SECTION 5.01. CONSOLIDATION, MERGER, SALE OR CONVEYANCE.

         The Company shall not consolidate with or merge into any other Person (whether or not affiliated with the Company), or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to any other Person (whether or not affiliated with the Company), and the Company shall not permit any other Person (whether or not affiliated with the Company) to consolidate with or merge into the Company or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to the Company, unless:

                  (1) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company as an entirety or substantially as an entirety shall be a corporation organized and existing under the laws of the United Sates of America, any state thereof or the District of Columbia and shall expressly assume, by an indenture (or indentures, if it such time there is more than one Trustee) supplemental hereto, executed by the successor Person and delivered to the Trustee the due and punctual payment of the principal of any premium and interest on the Securities and the performance of every obligation in this Indenture and the outstanding Securities on the part of the Company to be performed or be observed and shall provide for conversion or exchange rights in accordance with the provisions of the Securities of any series that are convertible or exchangeable into common stock or other securities;

                  (2) immediately after giving effect to such transaction and treating any Indebtedness which becomes an obligation of the Company or a Subsidiary as a result of such transactions as having been incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default or event which, after notice or lapse of time, or both, would become an Event of Default, shall have occurred and be continuing; and

                  (3) either the Company or the successor Person shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

         SECTION 5.02. ASSUMPTION AND SUBSTITUTION.

         In case of any such consolidation, merger, sale or conveyance, and following such an assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named herein.

Such successor corporation may cause to be signed, and may issue either in its own name or in the name of Avaya Inc., any or all of the Securities issuable pursuant to the provisions of Section 2.01 which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor corporation instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication pursuant to such provisions and any Securities which such successor corporation thereafter shall cause to be signed and delivered to the Trustee on its behalf for that purpose pursuant to such provisions. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

         In case of any such consolidation, merger, sale or conveyance, such changes in phraseology and form may be made in the Securities thereafter to be issued as may be appropriate.

         Nothing contained in this Indenture or in any of the Securities shall prevent the Company from merging into itself any other corporation or entity (whether or not affiliated with the Company) or acquiring by purchase or otherwise all or any part of the property of any other corporation or entity (whether or not affiliated with the Company).

                                   ARTICLE 6.

                   REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
                              ON EVENT OF DEFAULT.

         SECTION 6.01. EVENTS OF DEFAULT; ACCELERATION OF MATURITY; WAIVER OF DEFAULT.

         In case one or more of the following Events of Default shall have occurred and be continuing with respect to the Securities of any Series ("Events of Default"), that is to say:

                  (a) default in the payment of any installment of interest upon any of the Securities of that Series as and when the same shall become due and payable, and continuance of such default for a period of 30 days;

                  (b) default in the payment of the principal of (or premium, if any, on) any of the Securities of that Series as and when the same shall become due and payable either at maturity, upon redemption, by declaration or otherwise;

                  (c) failure on the part of the Company duly to observe or perform any other of the covenants or agreements on the part of the Company in the Securities of that Series, in this Indenture contained or in any supplemental indenture under which the Securities of that Series have been issued, excluding any failure which resulted from a change in generally accepted accounting principles, for a period of 90 days after the date on which written notice of such failure (specified as a "Notice of Default"), requiring the Company to remedy the same, shall have been given to the Company by the Trustee or to the Company and the Trustee by Holders of at least twenty-five percent in aggregate principal amount of the Securities of such Series at the time outstanding;

                  (d) if any event of default as defined in any mortgage, indenture or instrument under which there may be issued, or by which there may be secured or evidenced, any Indebtedness of the Company or any Restricted Subsidiary (including an Event of Default under any other Series of Securities), whether such Indebtedness now exists or shall hereafter be created or incurred, shall happen and shall consist of a default in the payment of more than $100,000,000 in principal amount of such Indebtedness at the maturity thereof (after giving effect to any applicable grace period) or shall result in such Indebtedness in principal amount in excess of $100,000,000 becoming or being declared due and payable prior to the date on which it would otherwise become due and payable, and such default shall not be cured or such acceleration shall not be rescinded or annulled within a period of 30 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the outstanding Securities of such Series, a written notice specifying such event of default and requiring the Company to cause such default to be cured or to cause such acceleration to be rescinded or annulled or to cause such Indebtedness to be discharged and stating that such notice is a "Notice of Default" hereunder;

                  (e) a court or governmental agency having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestration (or similar official) of the Company or for any substantial part of its property or ordering the winding up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days;

                  (f) the Company shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of its property or make any general assignment for the benefit of creditors; or the Company shall admit in writing its inability to pay its debts generally as they become due, or corporate action shall be taken by the Company in furtherance of any of the aforesaid purposes; or

                  (g) any other Event of Default provided in the applicable resolution of the Board of Directors or in the supplemental indenture under which such Series of Securities is issued, as the case may be, as contemplated by Section 2.02.

then and in each and every such case, unless the principal of all the Securities of that Series shall have already become due and payable, either the Trustee or the Holders of not less than twenty-five percent in aggregate principal amount of the Securities of that Series then outstanding hereunder, by notice in writing to the Company (and to the Trustee if given by Securityholders), may declare the principal (or, if the Securities of that Series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that Series) of all the Securities of that Series to be due and payable immediately, and upon any such declaration the same (or, in the case of Original Issue Discount Securities, such specified amount) shall become and shall be immediately due and payable, anything in this Indenture, in any supplemental indenture under which the Securities of that Series have been issued or in the Securities of that Series contained to the contrary notwithstanding. This provision, however, is subject to the condition that if, at any time after the principal of the Securities of that Series (or, if the Securities of that Series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that Series) shall have been so declared and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company shall pay, or shall deposit with the Trustee a sum sufficient to pay, all matured installments of interest upon all the Securities of that Series and the principal of (and premium, if any, on) any and all Securities of that Series which shall have become due otherwise than by declaration, with interest upon such principal (and premium, if any) and (to the extent that payment of such interest is enforceable under applicable law) upon any overdue installments of interest at the same rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of that Series, to the date of such payment or deposit, and such amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith, and if any and all defaults under this Indenture with respect to the Securities of that Series, other than the nonpayment of the principal of the Securities of that Series which shall have become due by declaration, shall have been remedied -- then and in every such case the Holders of a majority in aggregate principal amount of the Securities of that Series then outstanding by written notice to the Company and to the Trustee may waive all defaults and rescind and annul such declaration and its consequences; but no such waiver or rescission or annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon. If an Event of Default described in clause (e) or (f) above occurs, the principal amount of all Securities of any

Series then outstanding shall become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder of Securities of any Series.

         For all purposes under this Indenture, if a portion of the principal of any Original Issue Discount Securities shall have been accelerated and declared due and payable pursuant to the provisions hereof, then, from and after such declaration, unless such declaration has been rescinded and annulled, the principal amount of such Original Issue Discount Securities shall be deemed, for all purposes hereunder, to be such portion of the principal thereof as shall be due and payable as a result of such acceleration, and payment of such portion of the principal thereof as shall be due and payable as a result of such acceleration, together with interest, if any, thereon and all other amounts owing thereunder, shall constitute payment in full of such Original Issue Discount Securities.

         In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such waiver or rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the Trustee and the Holders of the Securities shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company, the Trustee and the Holders of the Securities shall continue as though no such proceedings had been taken.

         SECTION 6.02. COLLECTION OF INDEBTEDNESS BY TRUSTEE; TRUSTEE MAY PROVE DEBT.

         The Company covenants that (1) in case default shall be made in the payment of any installment of interest on any of the Securities of any Series, as and when the same shall become due and payable, and such default shall have continued for a period of 30 days, or (2) in case default shall be made in the payment of the principal of (or premium, if any, on) any of the Securities of any Series when the same shall have become due and payable, whether upon maturity or upon redemption or upon declaration or otherwise --then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the Holders of the Securities of such Series, the whole amount that then shall have become due and payable on all Securities of such Series for principal (and premium, if any) and interest, with interest upon any overdue principal (and premium, if any) and (to the extent that payment of such interest is enforceable under applicable law) upon any overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such Series, and, in addition thereto, such further amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith.

         In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree and may enforce any such judgment or final decree against the Company or other obligor upon such Securities and collect in the manner provided by law out of the property of the Company or other obligor upon such Securities wherever situated the moneys adjudged or decreed to be payable.

         In case there shall be pending proceedings relative to the Company or any other obligor upon the Securities under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Company or its property or such other obligor, or in case of any other judicial proceedings relative to the Company or other obligor upon the Securities of any Series, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of any Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 6.02, shall be entitled and empowered, by intervention in such proceedings or otherwise, (a) to file and prove a claim or claims for the whole amount of principal (or, if the Securities of any Series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such Series), premium, if any, and interest owing and unpaid in respect of the Securities of any Series and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee, its agents and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith) and of the Securityholders allowed in any judicial proceedings relative to the Company or other obligor upon the Securities of any Series, or to the creditors or property of the Company or such other obligor, (b) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of the Securities of any Series in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or person performing similar functions in comparable proceedings, and (c) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Securityholders and of the Trustee on their behalf and any receiver, assignee, liquidator, custodian, trustee or other similar official is hereby authorized by each of the Securityholders to make payments to the Trustee and, in the event that the Trustee shall consent to the making of payments directly to the Securityholders, to pay the Trustee such amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of any Series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

         All rights of action and to assert claims under this Indenture, or under any of the Securities of any Series or coupons, if any, appertaining thereto, may be enforced by the Trustee without the possession of any of the Securities of such Series or of any coupons appertaining thereto or the production thereof on any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the holders of the Securities or coupons appertaining to such Securities in respect of which such action was taken.

         In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the Holders of the Securities or coupons appertaining to such Securities in respect to which such action was taken, and it shall not be necessary to make any holders of such Securities or coupons parties to any such proceedings.

         In the case of a default hereunder the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture, or in aid of the exercise of any power granted in this Indenture, or otherwise, and the Trustee may enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

         SECTION 6.03. APPLICATION OF PROCEEDS.

         Any moneys collected by the Trustee pursuant to Section 6.02 in respect of any Series of Securities shall be applied in the order following, at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal (or premium, if any) or interest, upon presentation of the several Securities and coupons, if any, appertaining to such Securities in respect of which moneys have been collected and making a notation thereon the payment if only partially paid, and upon surrender thereof if fully paid:

         First: To the payment of costs and expenses of collection, reasonable compensation to the Trustee, its agents and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith;

         Second: In case the principal of the Securities of such Series in respect of which moneys have been collected shall not have become due, to the payment of interest on the Securities of such Series in default, in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest, at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such Series, such payments to be made ratably to the persons entitled thereto;

         Third: In case the principal of the Securities of such Series in respect of which moneys have been collected shall have become due by declaration or otherwise, to the payment of the whole amount then owing and unpaid upon all of the Securities of such Series for principal (and premium, if any) and interest, with interest on the overdue principal (and premium, if any), and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest, at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such Series, and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities of such Series, then to the payment of such principal (and premium, if any) and interest or Yield to Maturity without preference or priority of principal (and premium if any) over interest or Yield to Maturity, or of interest or Yield to Maturity over principal (and premium, if any), or of any installment of interest over any other installment of interest, or of any Security of such Series over any other Security of such Series, ratably to the aggregate of such principal (and premium, if any) and interest or Yield to Maturity; and

         Fourth: To the Company.

         SECTION 6.04. LIMITATION ON SUITS BY SECURITYHOLDERS.

         No Holder of any Security of any Series or any coupon appertaining thereto shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Indenture, or for the appointment of a receiver, trustee, liquidator, custodian or other similar official or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of an Event of Default and unless also the holders of not less than twenty-five percent in aggregate principal amount of the Securities of such Series then outstanding shall have made written request upon the Trustee to institute such action or proceedings in its own name as trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have failed to institute any such action or proceedings and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 6.06; it being understood and intended and being expressly covenanted by the taker and holder of every Security or coupon with every other taker and holder and the Trustee that no one or more holders of Securities of any Series or coupons appertaining thereto shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other holder of Securities or coupons, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Securities of the applicable Series and coupons, if any, appertaining thereto. For the protection and enforcement of the provisions of this Section 6.04, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         Notwithstanding any other provision in this Indenture or any provision of any Security, the right of any Holder of any Security to receive payment of the principal of, premium, if any and interest on such Security, on or after the respective due dates expressed in such Security, or any redemption date, and the right of any Holder of a coupon to receive payment of interest due as provided in such coupon, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such holder.

         SECTION 6.05. POWERS AND REMEDIES CUMULATIVE; DELAY OR OMISSION NOT WAIVER OF DEFAULT.

         All powers and remedies given by this Article Six to the Trustee or to the Securityholders or the Holders of any coupons shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the Securityholders or the Holders of any coupons, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any Holder of the Securities or coupons in exercising any right or power accruing upon any default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 6.04, every power and remedy given by this Article Six or by law to the Trustee or to the Securityholders or the Holders of any coupons may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Securityholders or the Holders of any coupons.

         SECTION 6.06. CONTROL BY SECURITYHOLDERS; WAIVER OF DEFAULTS.

         The holders of a majority in aggregate principal amount of the Securities of each Series affected (with each Series voting as a separate class) at the time outstanding shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to the Securities of such Series by this Indenture; provided that such direction shall not be otherwise than in accordance with law and the provisions of this Indenture and provided further that (subject to the provisions of Section 7.01) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors, the executive committee, or a trust committee of directors or Responsible Officers of the Trustee shall determine that the action or proceedings so directed would involve the Trustee in personal liability or if the Trustee in good faith shall so determine that the actions or forebearances specified in or pursuant to such direction would be unduly prejudicial to the interests of Holders of the Securities of all Series so affected not joining in the giving of said direction, it being understood that (subject to Section 7.01) the Trustee shall have no duty to ascertain whether or not such actions or forebearances are unduly prejudicial to such holders. Nothing in this Indenture shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction or directions by Securityholders. Prior to the declaration of the maturity of the Securities of any Series as provided in Section 6.01, the Holders of a majority in aggregate principal amount of the Securities of such Series at the time outstanding may on behalf of the holders of all the Securities of such Series waive any past default hereunder with respect to such Series and its consequences, except a default in the payment of the principal of (or premium, if any) or interest on any of the

Securities of such Series. In the case of any such waiver, the Company, the Trustee and the holders of the Securities of such Series shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

         SECTION 6.07. RIGHT OF COURT TO REQUIRE FILING OF UNDERTAKING TO PAY COSTS.

         All parties to this Indenture agree, and each Holder of any Security or coupon appertaining thereto, by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 6.07 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder, or group of Securityholders of any Series, holding in the aggregate more than ten percent in principal amount of the Securities of such Series outstanding, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the due date expressed in such Security.

         SECTION 6.08. WAIVER OF USURY, STAY OR EXTENSION LAWS.

         The Company covenants that (to the extent that it may lawfully do so) it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefits or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company expressly waives (to the extent that it may lawfully do so) all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE 7.

                                    TRUSTEE.

         SECTION 7.01. DUTIES OF TRUSTEE.

         (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise its rights and powers under this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

         (b) Except during the continuance of an Event of Default:

                  (1) The Trustee need perform only those duties that are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee.

                  (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

         (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that

                  (1) This paragraph does not limit the effect of paragraph (b) of this Section.

                  (2) The Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

                  (3) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.06.

         (d) Every provision of this Indenture that in any way relates to the Trustee is subject to the provisions of this Section.

         (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

         SECTION 7.02. RIGHTS OF TRUSTEE.

         Except as otherwise provided in Section 7.01:

                  (a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request, direction, order, demands notice or other communication of the Company mentioned herein shall be sufficiently evidenced by Company Order and any resolution of the Board of Directors may be sufficiently evidenced to the Trustee by a copy thereof certified by a Secretary or an Assistant Secretary of the Company;

                  (c) the Trustee may consult with counsel of its selection, and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel; provided, however, that the Trustee shall obtain written consent of such counsel upon the Company's request;

                  (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred therein or thereby;

                  (e) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

                  (f) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers' Certificate;

                  (g) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

                  (h) the Trustee may employ or retain such counsel, accountants, appraisers or other experts or advisers as it may reasonably require for the purpose of determining and discharging its rights and duties hereunder;

                  (i) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

                  (j) the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee and such notice references the Securities and this Indenture;

                  (k) all rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder; and

                  (l) the Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

         SECTION 7.03. INDIVIDUAL RIGHTS OF TRUSTEE.

         The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or an Affiliate with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to Sections
7.10 and 7.11.

         SECTION 7.04. TRUSTEE DISCLAIMER.

         The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities. It shall not be accountable for the Company's use of the proceeds from the Securities or for moneys paid over to the Company pursuant to the Indenture, and it shall not be responsible for any statement in the Securities other than its certificate of authentication.

         SECTION 7.05. NOTICE OF DEFAULT.

         If a Default occurs and is continuing with respect to the Securities of any Series and if it is known to the Trustee, the Trustee shall mail to each Holder of a Security of that Series entitled to receive reports pursuant to
Section 4.02(c) (and, if Unregistered Securities of that Series are outstanding, shall cause to be published at least once in an Authorized Newspaper in The City of New York, and if such Securities are listed on the London Stock Exchange, London, and, if such Securities are listed on The Luxembourg Stock Exchange, Luxembourg) notice of the Default within 90 days after it occurs. Except in the case of a Default in payment of the principal of or interest on the Securities of any Series, the Trustee may withhold the notice if and so long as its Board of Directors, the executive Committee, or a Trust Committee of directors or Responsible Officers in good faith determines that withholding such notice is in the interests of Securityholders of that Series.

         SECTION 7.06. REPORTS BY TRUSTEE TO HOLDERS.

         (a) Within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, the Trustee shall mail to each Securityholder entitled to receive reports pursuant to Section 4.02(c) a brief report dated as of such date that complies with TIA Section 313(a) if such report is required by such TIA Section 313(a). The Trustee also shall comply with TIA Section 313(b).

         (b) At the time that it mails such a report to Securityholders, the Trustee shall file a copy of that report with the SEC and with each stock exchange on which the Securities are listed. The Company shall provide written notice to the Trustee when the Securities of any Series are listed on any stock exchange or delisted therefrom.

         SECTION 7.07. COMPENSATION AND INDEMNITY.

         (a) The Company shall pay to the Trustee from time to time such compensation for its services as is agreed upon in writing between the Company and the Trustee. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred by it in connection with the performance of its duties under this Indenture. Such expenses shall include the reasonable compensation and expenses of the Trustee's agents and counsel.

         (b) The Company shall indemnify the Trustee against any loss, damage, claims, liability or expense, including taxes (other than taxes based upon, measured by or determined by the income of the Trustee), incurred by it, arising out of or in connection with its acceptance or administration of the trust or trusts hereunder. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel provided that the Trustee shall pay the fees and expenses of such counsel. The Company need not pay for any settlement made without its consent.


         (c) The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through negligence or bad faith.

         (d) To secure the payment obligations of the Company pursuant to this Section, the Trustee shall have a lien prior to the Securities of any Series on all money or property held or collected by the Trustee, except that held in trust to pay principal and interest on particular Securities of a Series.

         (e) If the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(d) or (e) occurs, such expenses and the compensation for such services are intended to constitute expenses of administration under any federal or state bankruptcy, insolvency or related law.

         SECTION 7.08. REPLACEMENT OF TRUSTEE.

         (a) The resignation or removal of the Trustee and the appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section.

         (b) The Trustee may resign with respect to the Securities of any Series by so notifying the Company. The Holders of a majority in principal amount of the Securities of any Series may remove the Trustee with respect to that Series by so notifying the Trustee and the Company in writing and may appoint a successor Trustee for such Series with the Company's consent. The Company may remove the Trustee with respect to Securities of any Series if:

                  (1) the Trustee fails to comply with Section 7.10;

                  (2) the Trustee is adjudged a bankrupt or an insolvent;

                  (3) a receiver or public officer takes charge of the Trustee or its property or;

                  (4) the Trustee becomes incapable of acting.

         (c) If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, with respect to Securities of any Series, the Company shall promptly appoint a successor Trustee for such Series.

         (d) If a successor Trustee with respect to the Securities of any Series does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of a majority in principal amount of the Securities of the applicable Series may, at the expense of the Company, petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (e) If the Trustee with respect to the Securities of any Series fails to comply with Section 7.10, any Securityholder of the applicable Series may petition any court of competent jurisdiction for the removal of such Trustee and the appointment of a successor Trustee.

         (f) A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon, the resignation or removal of the retiring Trustee for any Series of Securities shall become effective, and the successor Trustee shall have all the rights, powers and duties of the retiring Trustee with respect to all Series of Securities for which the successor Trustee is to be acting as Trustee under this indenture. The retiring Trustee shall promptly transfer all property held by it as Trustee with respect to such Series of Securities to the successor Trustee subject to the lien provided for in Section 7.07. The Company shall give notice of each appointment of a successor Trustee for any Series of Securities by publishing notice of such event once in an Authorized Newspaper in The City of New York, and if Securities of that Series are listed on the London Stock Exchange, London, and if Securities of that Series are listed on the Luxembourg Stock Exchange, Luxembourg, and by mailing written notice of such event by first-class mail to the Holders of Securities of such Series entitled to receive reports pursuant to Section 4.02(c).

         (g) All provisions of this Section 7.08 except subparagraphs (b)(1) and (e) and the words "subject to the lien provided for in Section 7.07" in subparagraph (f) shall apply also to any Paying Agent located outside the U.S. and its possessions as required by Section 2.04.

         (h) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) Series, the Company, the retiring Trustee and such successor Trustee shall execute and deliver a supplemental indenture wherein such successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, such successor
Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those Series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to the Securities of a Series, shall contain such provisions as shall be deemed necessary or desirable to confirm that the trusteeship for Securities of that or those Series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee.

         SECTION 7.09. SUCCESSOR TRUSTEE, AGENTS BY MERGER, ETC.

         If the Trustee or any Agent consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business assets to, another corporation, the successor corporation, without any further act, shall be the successor Trustee or Agent, as the case may be.

         SECTION 7.10. ELIGIBILITY; DISQUALIFICATION.

         This Indenture shall always have a Trustee with respect to each Series of Securities who satisfies the requirement of TIA Section 310(a)(1). The Trustee shall always have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. The Trustee for the Securities of any Series issued hereunder shall be subject to the provisions of Section 310(b) of the TIA during the period of time provided for therein. In determining whether the Trustee has a conflicting interest as defined in Section 310(b) of the TIA with respect to the Securities of any Series, there shall be excluded this Indenture with respect to Securities of any particular Series of Securities other than that Series. Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in the second to last paragraph of Section 310(b) of the Trust Indenture Act.

         SECTION 7.11. PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

         The Trustee is subject to TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

                                   ARTICLE 8.

              SATISFACTION AND DISCHARGE OF INDENTURE; DEFEASANCE;
                                UNCLAIMED MONEYS.

         SECTION 8.01. SATISFACTION AND DISCHARGE OF INDENTURE.

         If at any time (a) the Company shall have delivered to the Trustee cancelled or for cancellation all Securities of any Series theretofore authenticated and all unmatured coupons, if any, appertaining thereto (other than any Securities of such Series and coupons appertaining thereto which shall have been destroyed, lost or stolen and which shall have been replaced as provided in Section 2.09), or (b) in the case of any Series of Securities where the exact amount (including currency of payment) of principal of and interest due on which can be determined at the time of making the deposit referred to in clause (ii) below, (i) all the Securities of such Series and all unmatured coupons appertaining thereto, not theretofore delivered to the Trustee cancelled or for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and (ii) the Company shall deposit or cause to be deposited with the Trustee as trust funds the entire amount in cash sufficient to pay at maturity or upon redemption all such Securities not theretofore delivered to the Trustee cancelled or for cancellation, including principal (and premium, if any) and interest due or to become due to such date of maturity or date fixed for redemption, as the case may be, but excluding, however, the amount of any moneys for the payment of principal of (and premium, if any) or interest on the Securities (1) theretofore deposited with the Trustee and repaid by the Trustee to the Company in accordance with the provisions of
Section 8.05, or (2) paid to any State or to the District of Columbia pursuant to its unclaimed property or similar laws, and if in either case the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect with respect to the Securities of such Series (except as to the provisions applicable to transfers and exchanges of Securities of such Series and any coupons appertaining thereto and the obligations of the Company to the Trustee under Section 7.07 which shall survive) and the Trustee on demand of and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture with respect to the Securities of such Series. The Company agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee in connection with this Indenture or the Securities.

         SECTION 8.02. DEFEASANCE UPON DEPOSIT OF MONEYS OR U.S. GOVERNMENT OBLIGATIONS.

         In the case of any Series of Securities the exact amount (including the currency of payment) of principal of and interest due on which can be determined at the time of making the deposit referred to in clause (1) below at the Company's option, either (a) the Company shall be deemed to have been Discharged (as defined below) from its obligations with respect to the Securities of such Series and coupons, if any, appertaining thereto on the 91st day after the applicable conditions set forth below have been satisfied or (b) the Company shall cease to be under any obligation to comply with any term, provision or condition set forth in Sections 4.03, 4.04 and 5.01 with respect to the Securities of such Series at any time after the applicable conditions set forth below have been satisfied:

                  (1) the Company shall have deposited or caused to be deposited irrevocably with the Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of such Series and coupons appertaining thereto (i) money in an amount, or (ii) in the case of any Series of Securities the payments on which may only be made in U.S. dollars, U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (iii) a combination of (i) and (ii), sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge each installment of principal of, and interest on, the outstanding Securities of such Series and coupons appertaining thereto on the dates such installments of interest or principal are due;

                  (2) if the Securities of such Series are then listed on the New York Stock Exchange, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Company's exercise of its option under this paragraph would not cause such Securities to be delisted;

                  (3) no Event of Default or event (including such deposit) which with notice or lapse of time would become an Event of Default with respect to the Securities of such Series shall have occurred and be continuing on the date of such deposit;

                  (4) the Company shall have delivered to the Trustee an opinion of independent counsel satisfactory to the Trustee to the effect that Holders of the Securities of such Series and coupons appertaining thereto will not recognize income, gain or loss for federal income tax purposes as a result of the Company's exercise of its option under this
         Section 8.02 and will be subject to federal income tax on the same amount and in the same manner and at the same times as would have been the case if such option had not been exercised, which opinion may, but is not required to, include or be based upon a ruling to that effect received from or published by the Internal Revenue Service; and

                  (5) the Company shall have delivered to the Trustee an opinion of independent counsel satisfactory to the Trustee to the effect that, after the 91st day after the date of deposit, all money and U.S. Government Obligations (including the proceeds thereof) deposited or caused to be deposited with the Trustee (or other qualifying trustee) pursuant to this Section 8.02 to be held in trust will not be subject to any case or proceeding (whether voluntary or involuntary) in respect of the Company under any federal or state bankruptcy, insolvency, reorganization, or other similar law, or any decree or order for relief in respect of the Company issued in connection therewith and, in the case of Section 8.02(a) above, such letter ruling shall state that (i) the Company has received from the Internal Revenue Service a letter ruling, or there has been published by the Internal Revenue Service a Revenue Ruling, or (ii) since the date of execution of this Indenture, there has been a change in the applicable federal income tax law.

         "Discharged" means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and obligations under the Securities of such Series and coupons appertaining thereto and to have satisfied all the obligations under this Indenture relating to the Securities of such Series and coupons appertaining thereto (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except (A) the rights of holders of the Securities of such Series and coupons appertaining thereto to receive, from the trust fund described in clause (1) above, payment of the principal of and the interest on such Securities of such Series and coupons when such payments are due; (B) the Company's obligations with respect to such Securities of such Series under Sections 2.04, 2.08, 2.09, 2.11 and 8.03; and (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder.

         SECTION 8.03. APPLICATION OF MONEYS DEPOSITED.

         All moneys deposited with the Trustee pursuant to Section 8.01 or 8.02 shall be held in trust and applied by it to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent), to the Holders of the particular Securities of such Series and of coupons appertaining thereto for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due, and to become due thereon for principal (and premium, if any) and interest.

         SECTION 8.04. REPAYMENT OF MONEYS HELD.

         In connection with the satisfaction and discharge of this Indenture with respect to the Securities of any Series, all moneys then held by any Paying Agent under the provisions of this Indenture with respect to such Series of Securities shall, upon written demand of the Company, be repaid to it or paid to the Trustee and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

         SECTION 8.05. RETURN OF MONEYS UNCLAIMED FOR TWO YEARS.

         Any moneys deposited with or paid to the Trustee or any Paying Agent pursuant to any provision of this Indenture for payment of the principal of (and premium, if any,) or interest on the Securities of any Series and any coupon appertaining thereto and not applied but remaining unclaimed for two years after the date upon which the principal of (and premium, if any) or interest on such Securities or coupons, as the case may be, shall have become due and payable, shall be repaid to the Company by the Trustee or such Paying Agent on written demand; and the Holder of any of the Securities of such Series or coupons appertaining thereto shall thereafter look only to the Company for any payment which such Holder may be entitled to collect and all liability of the Trustee or any Paying Agent with respect to such moneys shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment with respect to moneys deposited with it for any payment (a) in respect of Registered Securities of any Series, shall at the expense of the Company, mail by first- class mail to holders of such Securities at their address as they shall appear on the Security register, addresses as they shall appear on the Security register, and (b) in respect of Unregistered Securities of any Series, shall at the expense of the Company cause to be published once, in an Authorized Newspaper in the Borough of Manhattan, The City of New York, and if the Securities of such Series are listed on the London Stock Exchange, once in an Authorized Newspaper in London, and if the Securities of such Series are listed on the Luxembourg Stock

Exchange, once in an Authorized Newspaper in Luxembourg, notice, that such moneys remain and that, after a date specified therein, which shall not be less than thirty days from the date of such mailing or publication, any unclaimed balance of such money then remaining will be repaid to the Company.

         SECTION 8.06. INDEMNITY FOR GOVERNMENT OBLIGATIONS.

         The Company shall pay and shall indemnify the Trustee and each Securityholder of each Series in respect of which the deposit shall have been made against any tax, fee or other charge imposed on or assessed against deposited U.S. Government Obligations or the principal and interest received on such obligations.

                                   ARTICLE 9.

                             AMENDMENTS AND WAIVERS.

         SECTION 9.01. WITHOUT CONSENT OF HOLDERS.

         The Company and the Trustee may enter into one or more supplemental indentures without consent of any Securityholder for any of the following purposes:

                  (1) to cure any ambiguity, defect or inconsistency herein or in the Securities of any Series or to make any other change, PROVIDED no such action shall adversely affect the rights of any Securityholder; or

                  (2) to comply with Article 5; or

                  (3) to secure the Securities pursuant to Section 4.03; or

                  (4) to provide for uncertificated Securities in addition to or in place of certificated Securities; or

                  (5) to provide for the issuance of and establish the form and terms and conditions of Securities of any Series as provided in Section 2.02, to establish the form of any certifications required to be furnished pursuant to the terms of this Indenture or any Series of Securities, or to add to the rights of the Holders of any Series of Securities, or to surrender any right or power conferred on the Company.

         SECTION 9.02. WITH CONSENT OF HOLDERS.

         (a) With the written consent of the Holders of a majority in principal amount of the outstanding Securities of each Series affected by such supplemental indenture (with each Series voting as a class), the Company and the Trustee may enter into a supplemental indenture to add any provisions to or to change or eliminate any provisions of this Indenture or of any supplemental indenture or to modify, in each case in any manner not covered by Section 9.01, the rights of the Securityholders of each such Series. The Holders of a majority in principal amount of the outstanding Securities of each Series affected by such waiver (with each Series voting as a class), by notice to the Trustee, may waive compliance by the Company with any provision of this Indenture, any supplemental indenture or the Securities of any such Series, provided, however, without the consent of each Securityholder affected, an amendment or waiver may not:

                  (1) reduce the amount of Securities whose Holders must consent to an amendment or waiver;

                  (2) change the rate of or change the time for payment of interest on any Security;

                  (3) change the principal of or change the fixed maturity of any Security;

                  (4) waive a Default in the payment of the principal of or interest on any Security;

                  (5) make any Security payable in money other than that stated in the Security; or

                  (6) make any change in Sections 6.06 (third sentence), 6.04 (last paragraph), or the provision in the last sentence of Section 9.02(a).

         (b) It is not necessary under this Section 9.02 for the Securityholders to consent to the particular form of any proposed supplemental indenture, but it is sufficient if they consent to the substance thereof.

         (c) Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section 9.02, the Company shall transmit by mail a notice, setting forth in general terms the substance of such supplemental indenture, to all Holders of Registered Securities, as the names and addresses of such Holders appear on the register for each Series of Securities, and to such Holders of Unregistered Securities that are entitled to receive reports pursuant to Section 4.02(c). Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         SECTION 9.03. COMPLIANCE WITH TRUST INDENTURE ACT.

         Every amendment to this Indenture or the Securities of one or more Series shall be set forth in a supplemental indenture that complies with the TIA as then in effect.

         SECTION 9.04. REVOCATION AND EFFECT OF CONSENTS.

         Until an amendment, direction or waiver becomes effective, a consent to it by a Holder of a Security is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to his Security or portion of a Security if the Trustee receives the notice of revocation before the date the amendment, direction or waiver becomes effective. After an amendment or waiver becomes effective, it shall bind every Securityholder of each Series affected by such amendment or waiver.

         SECTION 9.05. NOTATION ON OR EXCHANGE OF SECURITIES.

         The Trustee may, at the direction of the Company, place an appropriate notation about an amendment or waiver on any Security of any Series thereafter authenticated. The Company in exchange for Securities of that Series may issue and the Trustee shall authenticate new Securities of that Series that reflect the amendment or waiver.

         SECTION 9.06. TRUSTEE PROTECTED.

         The Trustee may require an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such supplemental indenture complies with the applicable provisions of this Indenture. The Trustee need not sign any supplemental indenture that adversely affects its rights, duties, obligations or standard of care hereunder.

                                   ARTICLE 10.

                                 MISCELLANEOUS.

         SECTION 10.01. TRUST INDENTURE ACT CONTROLS.

         If any provision of this Indenture limits, qualifies, or conflicts with a provision which is required to be included in this Indenture by the TIA, the required provision shall control.

         SECTION 10.02. NOTICES.

         (a) Unless otherwise herein provided, any notice or communication by the Company or the Trustee to the other is duly given if in writing and delivered in person, mailed by first-class mail, or sent by facsimile transmission (confirmed by hard copy):


         if to the Company to:

         Avaya Inc.
         211 Mount Airy Road
         Basking Ridge, NJ   07920

         Attention: Treasurer
         Facsimile Number:  908-953-2657

         with copy to:

         Avaya Inc.
         211 Mount Airy Road
         Basking Ridge, NJ   07920

         Attention:  General Counsel
         Facsimile Number:  908-953-3902

         if to the Trustee to:

         The Bank of New York
         101 Barclay Street
         Floor 21W
         New York, NY 10286

         Attention: Corporate Trust Trustee
                      Administration
         Facsimile Number:  (212) 815-5915

         (b) The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

         (c) Any notice or communication to Holders of Securities entitled to receive reports pursuant to Section 4.02(c) shall be mailed by first-class mail, postage prepaid, to the addresses for Holders of Registered Securities shown on the register kept by the Registrar and to addresses filed with the Trustee for other Holders. Failure to so mail a notice or communication or any defect in such notice or communication shall not affect its sufficiency with respect to other Holders of Securities of that or any other series entitled to receive notice.

         (d) If a notice or communication is mailed in the manner provided above within the time prescribed, it is conclusively presumed to have been duly given, whether or not the addressee receives it.

         (e) If the Company mails a notice or communication to Securityholders, it shall mail a copy to the Trustee and to each Agent at the same time.

         (f) If it shall be impractical in the opinion of the Trustee or the Company to make any publication of any notice required hereby in an Authorized Newspaper, any publication or other notice in lieu thereof which is made or given with the approval of the Trustee shall constitute a sufficient publication of such notice.

         (g) In case, by reason of the suspension of regular mail service, or by reason of any other cause, it shall be impossible to mail any notice as required by this Indenture, then such method of notification as shall be made with the approval of the Trustee shall constitute a sufficient mailing of such notice.

         SECTION 10.03. COMMUNICATION BY HOLDERS WITH OTHER HOLDERS.

         Securityholders of any Series may communicate pursuant to TIA Section 312(b) with other Securityholders of that Series or of all Series with respect to their rights under this Indenture or under the Securities of that Series or of all Series. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

         SECTION 10.04. CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.

         Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

                  (1) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                  (2) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

         SECTION 10.05. STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.

         Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (1) a statement that the person making such certificate or opinion has read such covenant or condition;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether or not, in the opinion of such persons such condition or covenant has been complied with.


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

         SECTION 10.06. LEGAL HOLIDAYS.

         A "Legal Holiday" is a Saturday, a Sunday, or a day on which banking institutions are not required to be open. If a payment date is a Legal Holiday at a place of payment, payment may be made at such place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

         SECTION 10.07. GOVERNING LAW.

         This Indenture, each Security and any coupons shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State without giving effect to the principles of conflict of laws thereof.

         SECTION 10.08. NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.

         This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or an Affiliate. No such indenture, loan or debt agreement may be used to interpret this Indenture.

         SECTION 10.09. NO RECOURSE AGAINST OTHERS.

         No director, officer, employee or stockholder, as such, of the Company shall have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

         SECTION 10.10. WHEN TREASURY SECURITIES DISREGARDED.

         In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company or any Affiliate of the Company shall be disregarded, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which a Responsible Officer of the Trustee actually knows or should reasonably have known in the exercise of the standard of care required by Section 7.01 or shall have received notice of in writing are so owned shall be so disregarded. Securities so owned which have been pledged in good faith shall not be disregarded if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to the Securities and that the pledgee is not the Company or an Affiliate of the Company.

         SECTION 10.11. RULES BY TRUSTEE, PAYING AGENT, REGISTRAR.

         The Trustee may make reasonable rules for action by or a meeting of Securityholders. The Paying Agent or Registrar may make reasonable rules for its functions.

         SECTION 10.12. EXECUTION IN COUNTERPARTS.

         This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one instrument.

         SECTION 10.13. SECURITIES IN A FOREIGN CURRENCY.

         Unless otherwise specified in a Company Order delivered pursuant to
Section 2.03(d) of this Indenture with respect to a Series of Securities, whenever for purposes of this Indenture any action may be taken by the holders of a specified percentage in aggregate principal amount of Securities of all Series or all Series affected at the time outstanding and, at such time, there are outstanding Securities of any Series which are denominated in a coin or currency other than

United States dollars, then the principal amount of Securities of such Series which shall be deemed to be outstanding for the purpose of taking such action shall be that amount of United States dollars that could be obtained for such amount at the Market Exchange Rate, as such rate shall be certified to the Trustee by an Officers' Certificate. For purposes of this Section 10.13, Market Exchange Rate shall mean the noon United States dollar buying rate for that currency for cable transfers quoted in New York City as certified for customs purposes by the Federal Reserve Bank of New York; provided, however, in the case of euro Market Exchange Rate shall mean the rate of exchange determined by the Commission of the European Communities (or any successor thereto) as published in the Official Journal of the European Communities (such publication or any successor publication, the "Journal"). If such Market Exchange Rate is not available for any reason with respect to such currency, the Company shall use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York or, in the case of euro, the rate of exchange as published in the Journal, as of the most recent available date or quotations from one or more major banks in New York City or in the country of issue of the currency in question, which for purposes of the euro shall be Brussels, Belgium, or such other quotations or, in the case of euro, rates of exchange as the Company shall deem appropriate. The provisions of this paragraph shall apply in determining the equivalent number of votes which each Holder or proxy shall be entitled to in respect of Securities of a Series denominated in a currency other than United States dollars.

         All decisions and determinations of the Company regarding the Market Exchange Rate shall be in its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the Company, the Trustee and all Holders.

         SECTION 10.14. JUDGMENT CURRENCY.

         The Company agrees, to the fullest extent that it may effectively do so under applicable law, that (a) if for the purpose of obtaining judgment in any court it is necessary to convert any sum due in respect of the principal of, premium, if any, or interest in the Securities of any Series (the "Required Currency") into a currency in which such judgment will be rendered (the "Judgment Currency"), the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the day on which final judgment is entered, unless such day is not a New York Banking Day then, to the extent permitted by applicable law, the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the New York Banking Day preceding the day on which final judgment is entered and (b) its obligations under this Indenture to make payments in the Required Currency (i) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment (whether or not entered in accordance with subsection (a)), in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required Currency expressed to be payable in respect of such payments, (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable and (iii) shall not be affected by judgment being obtained for any other sum due not previously tendered or recovered under this Indenture. For purposes of the foregoing, "New York Banking Day" means any day except a Saturday, Sunday or a legal holiday in The City of New York or a day on which banking institutions in The City of New York are authorized by law or required by executive order to close.

         The Bank of New York hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions herein above set forth.


         IN WITNESS WHEREOF, AVAYA INC. has caused this Indenture to be signed and acknowledged by its Chairman of the Board, any Vice Chairman, its Chief Executive Officer, its

President, its Chief Financial Officer, or its Vice President and Treasurer, and its corporate seal to be affixed hereunto and the same to be attested by its Secretary or by one of its Assistant Secretaries; and The Bank of New York has caused this Indenture to be signed and acknowledged by one of its Assistant Vice Presidents.

         Executed and delivered in The City of New York, State of New York, as of the day and year first written above.


                                        AVAYA INC.


                                        By
                                          --------------------------------------
                                               Name:  Rhonda L. Seegal
                                               Title:  Treasurer


                                        THE BANK OF NEW YORK


                                        By
                                          --------------------------------------
                                               Name: [                    ]
                                               Title: [Assistant Vice President]

STATE OF NEW JERSEY  )
                     )  SS.:
COUNTY OF UNION      )


         On the ___ day of [           ], 2001, before me personally came
[           ], to me known, who, being by me duly sworn, did depose and say that
she resides at [           ], that she is the Treasurer of Avaya Inc., one of
the corporations described in and which executed the above instrument; that she knows the corporate seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that she signed her name thereto by like authority.




STATE OF NEW YORK    )
                     )  SS.:
COUNTY OF NEW YORK   )


         On the ___ day of [           ], 2001, before me personally came
[           ], to me known, who, being by me duly sworn, did depose and say that
she resides at [           ], that she is an [Assistant Vice President] of The
Bank of New York, one of the corporations described in and which executed the above instrument; that she knows the corporate seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that she signed her name thereto by like authority.